UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             Henderson Global Funds
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                 Copy to:

       CHRISTOPHER K. YARBROUGH                     CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1950     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
        CHICAGO, ILLINOIS 60611                 222 NORTH LASALLE STREET
                                                CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2006

ITEM 1: REPORT TO SHAREHOLDERS.


LOGO: HENDERSON GLOBAL INVESTORS

HENDERSON GLOBAL FUNDS

[Photo of tower clock, maps and oriental temple]

EUROPEAN FOCUS FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
INCOME ADVANTAGE FUND
U.S. CORE GROWTH FUND


                                                              SEMI-ANNUAL REPORT
                                                                JANUARY 31, 2006

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS .....................................................   1

EUROPEAN FOCUS FUND
Commentary .................................................................   2
Performance Summary ........................................................   3

GLOBAL TECHNOLOGY FUND
Commentary .................................................................   4
Performance Summary ........................................................   5

INTERNATIONAL OPPORTUNITIES FUND
Commentary .................................................................   6
Performance Summary ........................................................   7

INCOME ADVANTAGE FUND
Commentary .................................................................   8
Performance Summary ........................................................   9

U.S. CORE GROWTH FUND
Commentary .................................................................  10
Performance Summary ........................................................  11

PORTFOLIOS OF INVESTMENTS ..................................................  12

STATEMENT OF ASSETS AND LIABILITIES ........................................  26

STATEMENT OF OPERATIONS ....................................................  28

STATEMENTS OF CHANGES IN NET ASSETS ........................................  29

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................  34

FINANCIAL HIGHLIGHTS .......................................................  40

NOTES TO FINANCIAL STATEMENTS ..............................................  46

OTHER INFORMATION ..........................................................  52

TRUSTEES AND OFFICERS ......................................................  54

THERE ARE RISKS OF INVESTING IN FUNDS LIKE THE EUROPEAN FOCUS, GLOBAL TECHNOLOGY AND INTERNATIONAL OPPORTUNITIES FUNDS THAT INVEST IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. In addition, each Fund except the U.S. Core Growth Fund is non-diversified, meaning they may invest in a limited geographic area or in a small number of issuers. As such, investing in these Funds may involve greater risk and volatility than investing in a more diversified fund. The European Focus, Global Technology and International Opportunities Funds may also invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. The Global Technology and U.S. Core Growth Funds' returns may be considerably more volatile than a fund that does not invest in technology companies, because technology companies may react similarly to certain market pressures and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. There are risks of investing in funds similar to the Income Advantage Fund that invest in high yield securities. High yield, lower rated bonds involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. In addition, the Income Advantage Fund is subject to interest rate risk, which is the risk that the debt securities in the Fund's portfolio will decline in value because of increases in market interest rates.

The views in this report were those of the Fund managers as of January 31, 2006, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,


We are pleased to provide the semi-annual report for the Henderson Global Funds, which covers the six months ended January 31, 2006.

The general economic and market picture over the last six months has been positive. Equity markets made solid gains as global gross domestic product growth remained steady and the industrial cycle picked up. Earnings were strong through the end of the period as companies focused on controlling costs and restructuring while defending and expanding margins. These activities have kept valuations reasonable despite strong price increases over the year. Interest rates increased in the US and European Union, but expectations were managed so well by central banks that there were few, if any, surprises and bond markets remained stable. Finally, while energy prices have been at historic highs, this has had far less of an impact than expected on either growth or core inflation.

Another important global development is that Japan appears to have finally emerged from its post-bubble trauma, as evidenced by increases in business and consumer confidence, full-time employment and bank lending. We believe that this should be sustainable into 2006 provided a healthy level of inflation finally re-emerges. These positive developments made it especially exciting to launch our newest Henderson Global Fund, the Henderson Japan-Asia Focus Fund, on January 31, 2006. The Fund utilizes a bottom-up stock picking approach to seek attractive investment opportunities in Japanese and Asian markets that other investors may overlook. It also uses a team portfolio management approach similar to that employed successfully by the Henderson International Opportunities Fund. The Henderson Japan-Asia Focus Fund will strive to continue the Henderson Global Funds tradition of offering focused, bottom-up funds that strive to provide you with product differentiation and added value. The financial statements of this Fund are presented in a separate semi-annual report.

Looking forward, we will continue to keep a close eye on interest rates, consumer spending and energy prices as we believe these will be key factors affecting the global economy in 2006. We believe moderate earnings growth should allow equity markets to trade in gradually rising ranges over the next twelve months, but fears of weaker global growth, inflation and higher US interest rates may impede progress. However, cost cutting and restructuring efforts in Japan and Europe may help to moderate any earnings slowdown in those regions.

Overall, we continue to hold a positive long-term outlook for global financial markets. We remain dedicated to providing you with the global perspective and local insight that set our Funds apart and allow us to identify and offer exciting investment opportunities.

Thank you for investing in the Henderson Global Funds. We appreciate your choice to include Henderson in your portfolio and we look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY
EUROPEAN FOCUS FUND

--------------------------------------------
  EUROPEAN FOCUS FUND
  TOP 10 EQUITY HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  RHODIA                            3.2%
  AZIMUT                            2.6
  PFLEIDERER                        2.5
  OLD MUTUAL                        2.2
  GAZPROM                           2.2
  COMMERZBANK                       2.2
  STATOIL                           2.1
  TURKIYE VAKIFLAR BANKASI          2.1
  TRAVIS PERKINS                    2.0
  TOTAL                             2.0
--------------------------------------------


European equity markets were volatile over the summer as investors worried about the impact of the rising oil price on corporate profits and inflation. A strong upward move in September was followed by a correction in October. Markets bounced back in the run up to year-end on evidence of good corporate profits growth from a range of companies and continuing merger and acquisition activity. At the end of the year, investors also reacted positively to slightly lower oil prices and the possibility that US interest rates were nearing their peak. European equity markets have started 2006 in positive fashion with merger and acquisition activity as well as corporate restructuring remaining the dominant themes. Over the period, the European Focus Fund returned 16.18% (A-shares at NAV) versus the MSCI Europe Index's return of 12.99%.

The German election result in September was disappointing and indecisive in our view, but it failed to hold back stock markets there for long. Our medium term expectation is for German companies to continue to manage their businesses well, making strides to cut costs.

The US dollar recovered strongly. In the short term we believe the US dollar will continue to trade around current levels in relation to the Euro.

However, in the longer term, the US current account deficit may lead to further dollar weakness.

There were no major changes to the Fund's strategy over the quarter as the main overweight positions were maintained in the Energy, Industrials and Consumer Discretionary sectors with the main underweights in Financials, Health Care and Materials.

We continued the trend of gradually increasing the large cap position of the portfolio and shifting emphasis within the market away from value stocks in favor of quality growth issues. We remain focused on building the portfolio from the bottom up, searching for companies which show the potential to add value going forward.

European markets remain underpinned by reasonable valuations and continuing merger and acquisition activity, and equities should continue to benefit from the impact of restructuring on earnings and cost cutting. For now we are maintaining our cautious path, searching out undervalued stocks when suitable investment opportunities arise. We strongly believe that any periods of uncertainty are likely to provide a good environment for our stock picking approach.

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United Kingdom                              30.2%
France                                      11.9
Germany                                      9.2
Italy                                        7.8
Austria                                      6.7
Spain                                        6.1
Other                                       28.1


PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Financials                                  25.9%
Industrials                                 18.1
Energy                                      15.0
Consumer Discretionary                      11.1
Materials                                    7.5
Information Technology                       7.1
Other                                       15.3

Line Chart:
INVESTMENT COMPARISON
Value of $10,000
European Focus Fund Class A w/out sales charge - $34,457
European Focus Fund Class A w/sales charge - $32,476
MSCI Europe Index - $16,061


               European Focus Fund       European Focus Fund
                     Class A w/out           Class A w/sales         MSCI Europe
                     sales charge                     charge               Index
8/31/01                     10000                       9425               10000
                             9910                       9340                9002
                            10960                      10330                9288
                            12120                      11423                9661
                            12250                      11546                9908
1/31/02                     12110                      11414                9391
                            12450                      11734                9390
                            12980                      12234                9902
                            13080                      12328                9834
                            13280                      12516                9816
                            12850                      12111                9479
7/31/02                     11610                      10942                8426
                            11890                      11206                8426
                            10610                      10000                7318
                            11580                      10914                8026
                            12520                      11800                8420
                            12524                      11804                8115
1/31/03                     12353                      11643                7732
                            11891                      11207                7480
                            11700                      11027                7372
                            13469                      12694                8379
                            14665                      13822                8932
                            15007                      14144                9024
7/31/03                     15549                      14655                9209
                            16142                      15214                9193
                            16786                      15820                9381
                            17821                      16796               10009
                            18650                      17577               10436
                            20277                      19111               11292
1/31/04                     21819                      20565               11426
                            23267                      21929               11762
                            22696                      21391               11398
                            22686                      21381               11317
                            22485                      21192               11495
                            23299                      21959               11675
7/31/04                     22062                      20794               11355
                            21904                      20644               11365
                            23193                      21859               11820
                            24165                      22776               12248
                            26072                      24573               13150
                            27901                      26296               13707
1/31/05                     28252                      26628               13455
                            29858                      28141               14130
                            29284                      27600               13779
                            28006                      26396               13451
                            26822                      25280               13518
                            27936                      26329               13710
7/31/05                     29659                      27954               14211
                            30714                      28948               14426
                            30726                      28959               14776
                            29483                      27788               14312
                            30420                      28671               14559
                            31858                      30026               15074
1/31/06                     34457                      32476               16061


TOTAL RETURNS AS OF JANUARY 31, 2006
                                                                                                                SINCE
                                           NASDAQ                                                             INCEPTION
AT NAV                                     SYMBOL       CLASS       SIX MONTHS     ONE YEAR    THREE YEARS*  (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFEAX       Class A          16.18%       21.96%        40.77%        32.28%
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFEBX       Class B          15.75        21.14         39.79         31.34
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFECX       Class C          15.79        21.14         39.79         31.34
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                           Class A           9.51%       14.95%        38.02%        30.52%
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                           Class B          10.75        17.14         39.27         31.16
------------------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                           Class C          14.79        21.14         39.79         31.34
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                        12.99%       19.33%        27.57%        11.31%
------------------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

GLOBAL TECHNOLOGY FUND

-------------------------------------------
  GLOBAL TECHNOLOGY FUND
  TOP 10 EQUITY HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  CTRIP.COM                         3.1%
  XYRATEX                           3.1
  NOKIA OYJ                         3.1
  SAP                               3.1
  MICROCHIP TECHNOLOGY              3.0
  ANALOG DEVICES                    2.9
  EXPEDIA                           2.9
  MICROSOFT                         2.7
  CISCO SYSTEMS                     2.7
  AMDOCS                            2.7
--------------------------------------------

On the whole, the third quarter reporting season was good, although the percentage of companies beating earnings estimates was lower than for the second quarter of the year. Fourth quarter results have generally been positive so far. The Global Technology Fund returned 18.60% (Class A shares at NAV) over the reporting period outperforming the 10.59% return of the MSCI World IT Index. The information technology sector outperformed global equity markets over the six months ended January 31, 2006.

We increased our position in internet companies over the period. Internet stocks have continued their removal of the middleman from old economy business models at a rapid pace, particularly within advertising. Our overweight position in this area has had a strong positive impact on the Fund's performance with a number of holdings producing very good returns. However, some disappointing results led us to reduce our position in internet companies towards the end of January.

Semiconductor and semiconductor production equipment companies marginally underperformed during the period. We anticipate demand trends within the industry to be robust this year and consequently we increased our exposure to the industry when performance was down during November of 2005.

We maintain an underweight position in communications equipment companies. We have concerns over competition in this area and declining corporate capital expenditure on legacy products. We do, however, have a positive view on those companies exposed to spending on broadband (especially wireline) and have recently increased our exposure to this theme in the routing and optical spaces.

We are now underweight the software industry primarily as a function of a lack of compelling bottom-up stock ideas. Within the industry we have no exposure to entertainment software, since we believe the introduction of a number of new console platforms this year is likely to have a destabilizing effect on the industry as consumers delay their software purchases.

The movement of skilled labor to lower-cost regions like India and China has been a key theme in the portfolio and we increased our exposure to the IT services industry as a result. We believe that this movement is a multi-year trend and that we are only in the embryonic stages. Having worked hard to gain the acceptance of western businesses, we believe locally based firms are now best positioned to benefit from the development, as are major global firms with a credible off-shoring strategy.

We reduced our exposure to computers and peripherals considerably over the period, and our underweight position benefited the portfolio. Strong stock selection within the industry also boosted returns. We continue to favor companies with niche growth segments and strong branding.

We believe 2006 will be a positive year for the information technology sector. Compelling new products, such as Microsoft's new Vista operating system, 3G and triple play should provide a boost to the sector. The macro-economic backdrop remains benign which should encourage corporate IT spending to continue to increase from historically low levels.

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United States                                      61.5%
Japan                                               7.8
Taiwan                                              5.2
Germany                                             5.1
Korea                                               3.8
China                                               3.3
Other                                              13.3

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
Semiconductor & Semi Equipment                     25.9%
Software                                           17.7
Communications  Equipment                          15.3
Computers & Peripherals                             8.6
Electronic Equipment & Instruments                  7.6
IT Services                                         7.4
Other                                              17.5

Line Chart:

INVESTMENT COMPARISON
Value of $10,000
Global Technology Fund Class A w/out sales charge - $14,779
Global Technology Fund Class A w/sales charge - $13,929
MSCI World IT Index - $11,178
S&P 500 Index - $12,184


             Global Technology     Global Technology
                          Fund                  Fund
                 Class A w/out       Class A w/sales         S&P 500  MSCI World
                  sales charge                charge           Index    IT Index
8/31/01                  10000                  9425           10000       10000
                          7850                  7399            9192        8282
                          8980                  8464            9368        9609
                         10690                 10075           10086       11176
                         11040                 10405           10175       10955
1/31/02                  10910                 10283           10026       10850
                          9660                  9105            9833        9659
                         10480                  9877           10202       10274
                          9480                  8935            9584        9046
                          8940                  8426            9513        8686
                          8140                  7672            8836        7664
7/31/02                   7360                  6937            8148        6912
                          6930                  6532            8201        6828
                          5920                  5580            7309        5632
                          6900                  6503            7952        6756
                          7890                  7436            8421        7863
                          6918                  6520            7926        6729
1/31/03                   6989                  6587            7718        6633
                          6969                  6568            7602        6723
                          6878                  6482            7676        6609
                          7464                  7035            8308        7257
                          8395                  7912            8746        7883
                          8810                  8303            8858        7923
7/31/03                   9669                  9113            9014        8394
                         10266                  9676            9190        8950
                         10104                  9523            9093        8901
                         10873                 10248            9607        9692
                         11055                 10419            9692        9770
                         11237                 10591           10200        9992
1/31/04                  11894                 11211           10387       10509
                         12077                 11382           10532       10263
                         11925                 11239           10373       10084
                         11278                 10629           10210        9478
                         11632                 10963           10350        9777
                         12036                 11344           10550       10079
7/31/04                  10661                 10048           10201        9200
                         10135                  9552           10242        8793
                         10782                 10162           10353        9042
                         11540                 10877           10511        9493
                         12376                 11665           10937        9963
                         12792                 12057           11309       10254
1/31/05                  12099                 11403           11033        9714
                         12110                 11413           11264        9809
                         11811                 11132           11065        9551
                         11277                 10629           10855        9187
                         12216                 11514           11200        9807
                         11822                 11142           11216        9681
7/31/05                  12462                 11745           11633       10106
                         12590                 11866           11527       10125
                         12867                 12127           11620       10284
                         12579                 11856           11428       10055
                         13470                 12695           11862       10782
                         13784                 12991           11868       10769
1/31/06                  14779                 13929           12184       11178

TOTAL RETURNS AS OF JANUARY 31, 2006
                                                                                                                SINCE
                                           NASDAQ                                                             INCEPTION
AT NAV                                     SYMBOL       CLASS       SIX MONTHS     ONE YEAR    THREE YEARS*  (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGAX       Class A          18.60%       22.15%        28.35%         9.24%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGBX       Class B          18.19        21.28         27.49          8.55
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGCX       Class C          18.25        21.24         27.37          8.48
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class A          11.80%       15.15%        25.85%         7.78%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class B          13.19        17.28         26.87          8.20
------------------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                        Class C          17.25        21.24         27.37          8.48
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                                      10.59%       15.06%        19.00%         2.55%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                             4.68        10.38         16.42          4.57
------------------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at ww.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Info Tech Index currently consists of 23 developed market countries, and aims to capture 60% of the total market capitalization of each country by various technology-related industries. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
INTERNATIONAL OPPORTUNITIES FUND


-------------------------------------------
  INTERNATIONAL OPPORTUNITIES FUND
  TOP 10 EQUITY HOLDINGS

                            AS A PERCENTAGE
  SECURITY                    OF NET ASSETS
-------------------------------------------
  RHODIA                            2.9%
  TAIWAN SEMICONDUCTOR              2.8
  DAIWA SECURITIES                  2.5
  MITSUI & CO                       2.5
  INDUSTRIA DE DISENO TEXTIL        2.4
  NTT DOCOMO                        2.4
  VINCI                             2.4
  HINO MOTORS                       2.4
  SUMITOMO MITSUI                   2.4
  TDK                               2.4
-------------------------------------------

International equity markets were dominated at the beginning of the period by rising energy prices and fluctuating estimates of the damage of Hurricanes Katrina and Rita to the US economy. Despite the rising oil price, markets were strong, especially in Japan. The markets did fall in early October on fears that US interest rates would rise further than expected but recovered strongly towards the end of the month and moved ahead in November and December. The dollar continued to rise against most major currencies. Over the period, the International Opportunities Fund returned 21.13% (A-shares at NAV) versus the MSCI EAFE Index's return of 18.42%.

The stalemate in Germany's general election failed to hold back stock markets there for long. Our expectation is for German companies to continue to manage their businesses well and continue to make strides to cut costs. European equity markets had a strong upward move in September followed by a correction in October. These markets bounced back in the run up to year-end on evidence of good corporate profits growth from a range of companies and continuing merger and acquisition activity.

The UK equity market ended the year on a positive note in response to mounting evidence of an upturn in the global industrial cycle. Signs of healthy corporate profit growth and an increase in corporate activity underpinned the positive sentiment.

In Japan, economic news surpassed expectations and a significant election victory for pro-reform Prime Minister Koizumi was particularly well received. Japanese equities outperformed the major indices as optimism about the domestic economy buoyed local markets. Growth in full-time employment and wages, better retail sales and stronger capital spending in non-manufacturing all suggest a lower reliance on exports than during the last fifteen years. The economic and political picture has improved and earnings prospects remain strong on the back of continued productivity gains and improving domestic demand.

After a strong run over the summer, Asian equity markets struggled in October. This was largely due to concerns about the outlook for US interest rates, inflation and the health of the US consumer. However, strong economic releases helped markets to rebound towards the end of the year and into January. China led the way in January, continuing its rebound from a four-year slump, due to new rules which make it easier for foreign investors to buy shares in listed Chinese companies.

Technology stocks performed well and the third quarter reporting season was positive overall. We believe the benign macro-economic backdrop should encourage corporate IT spending to continue to increase from historically low levels. Demand from emerging economies is also supportive.

After a solid move upwards in the fourth calendar quarter, we would not be surprised to see global equity markets enter a period of consolidation. We expect corporate profits in most regions to rise, albeit by less than last year. Overall, equity valuations remain reasonable, particularly relative to bonds, and earnings and dividend growth are holding up well. We are relatively optimistic that markets should continue to strengthen in 2006.

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

Pie Charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
Japan                                              25.9%
France                                             11.9
Germany                                            11.1
United Kingdom                                     10.4
Korea                                               6.2
United States                                       6.0
Other                                              28.5

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Industrials                                        24.5%
Financials                                         19.0
Information Technology                             16.9
Telecomm Services                                   7.8
Healthcare                                          7.5
Consumer Discretionary                              6.8
Other                                              17.5

Line Chart:
INVESTMENT COMPARISON
Value of $10,000
Int'l Opportunities Fund Class A w/out sales charge - $22,273
Int'l Opportunities Fund Class A w/sales charge - $20,993
MSCI EAFE Index - $16,497

           Int'l Opportunities Fund   Int'l Opportunities Fund              MSCI
                      Class A w/out            Class A w/sales              EAFE
                       sales charge                     charge             Index
8/31/01                       10000                       9425             10000
                               9080                       8558              8989
                               9930                       9359              9219
                              11430                      10773              9560
                              11640                      10971              9617
1/31/02                       11610                      10942              9106
                              11290                      10641              9171
                              11840                      11159              9716
                              11950                      11263              9741
                              11940                      11253              9874
                              11540                      10876              9484
7/31/02                       10510                       9906              8549
                              10410                       9811              8531
                               9280                       8746              7617
                              10060                       9482              8027
                              10710                      10094              8393
                              10328                       9735              8111
1/31/03                       10167                       9583              7773
                               9553                       9004              7595
                               9453                       8909              7451
                              10500                       9896              8191
                              11164                      10522              8694
                              11647                      10977              8909
7/31/03                       12070                      11376              9126
                              12906                      12163              9348
                              13127                      12372              9638
                              13973                      13169             10239
                              13973                      13169             10469
                              14890                      14034             11287
1/31/04                       15501                      14610             11448
                              15878                      14965             11714
                              16378                      15436             11785
                              15889                      14975             11528
                              15613                      14716             11564
                              15950                      15033             11836
7/31/04                       15226                      14351             11454
                              15196                      14322             11507
                              15552                      14658             11809
                              16164                      15234             12213
                              17126                      16141             13051
                              17902                      16872             13624
1/31/05                       17767                      16746             13375
                              18492                      17428             13955
                              18254                      17204             13611
                              17705                      16687             13306
                              17446                      16443             13326
                              17622                      16609             13508
7/31/05                       18388                      17331             13924
                              19164                      18062             14281
                              19733                      18599             14921
                              19288                      18179             14488
                              19990                      18842             14846
                              20852                      19654             15539
1/31/06                       22273                      20993             16497


TOTAL RETURNS AS OF JANUARY 31, 2006
                                                                                                                SINCE
                                           NASDAQ                                                             INCEPTION
AT NAV                                     SYMBOL        CLASS      SIX MONTHS     ONE YEAR    THREE YEARS*  (8/31/01)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOAX       Class A          21.13%        25.36%       29.88%        19.85%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOBX       Class B          20.65         24.45        28.95         19.01
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOCX       Class C          20.68         24.41        28.91         18.98
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFORX       Class R**        20.95         25.02        29.55         19.56
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class A          14.19%        18.13%       27.32%        18.26%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class B          15.65         20.45        28.35         18.76
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class C          19.68         24.41        28.91         18.98
------------------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                      Class R**        20.95         25.02        29.55         19.56
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                          18.42%        23.28%       28.49%        11.99%
------------------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

** Class R inception was 9/30/05. For periods prior to inception, rates of return are based on Class A NAVs adjusted for the higher expenses associated with Class R shares.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

INCOME ADVANTAGE FUND

-------------------------------------------
  INCOME ADVANTAGE FUND
  TOP 10 LONG TERM HOLDINGS

                            AS A PERCENTAGE
  SECURITY                    OF NET ASSETS
-------------------------------------------
  REPUBLIC OF TURKEY                2.5%
  REPUBLIC OF URUGUAY               2.2
  UNIVERSAL CITY
      DEVELOPMENT                   2.2
  SELECT MEDICAL                    2.2
  CHARTER COMMUNICATIONS            2.1
  SEMGROUP                          1.9
  NELL AF SARL                      1.8
  SAMSONITE                         1.6
  AHERN RENTALS                     1.6
  DIGICEL                           1.6
-------------------------------------------

In January 2006, the high yield market had a positive return of 1.24%, compared to the 0.91% return for the month of December 2005. For the six month reporting period, high yield spreads* remained at less than 400 basis points (4%) over 10-year treasuries. New issues for 2005 were down 33% compared with 2004, but increased 16% in January 2006. Volatility declined even though Ford Motor Company entered the high yield index in the fourth quarter and Ford Motor Credit entered the high yield universe on January 1, 2006. The lowest rated bonds (CCC) outperformed higher rated credits**, returning 1.05% for the month of January 2006. For the reporting period, the Fund returned 1.90% (Class A shares at NAV) versus the 1.60% return of the Merrill Lynch High Yield Master II Index.

Overall, the medium-term strategy of the Fund remained unchanged at the end of the year. As of January 31, 2006, the Fund's BB weighting was 13.0% and the CCC weighting was 15.0%. Meanwhile, the emerging markets position increased from 6.4% to 11.5%. Over the period, cash levels remained near 0.0%.

In January 2006, the high yield market enjoyed a strong month along with equities as the Federal Reserve Board (the "Fed") appeared to be nearing its neutral position after it raised the Federal Funds interest rates by 25 basis points (0.25%). While we expect the Fed to raise interest rates by another 25 basis points on March 28, 2006, the constant upward trend in interest rates is likely to be nearing an end, providing a potentially more stable background for the economy going forward.

*The yield spread is the difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk. Reviewing the yield spread is one factor in determining potential investment opportunities.

**The credit ratings mentioned above are published rankings based on detailed financial analyses by a credit bureau, specifically as it relates to the bond issuer's ability to meet debt obligations. The highest rating is AAA, and the lowest is D. Securities with credit ratings of BBB and above are considered investment grade.

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

INCOME ADVANTAGE FUND

PORTFOLIO COMPOSITION BY CREDIT QUALITY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
B                                                  69.9%
BB                                                 13.0
CCC                                                15.0
BBB                                                 2.1

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
Services Cyclical                                  20.5%
Consumer Cyclical                                  11.8
Sovereign Bond                                      9.5
Basic Indusry                                       9.3
Services Non-Cyclical                               8.5
Energy                                              8.1
Other                                              32.3

Line Chart:
INVESTMENT COMPARISON
Value of $10,000

Income Advantage Fund Class A w/out sales charge - $12,652
Income Advantage Fund Class A w/sales charge - $12,050
CSFB High Yield Index - $12,004
Merrill Lynch US High Yield Master II Index - $12,265

          Income Advantage    Income Advantage
                      Fund                Fund           CSFB      Merrill Lynch
             Class A w/out     Class A w/sales     High Yield      US High Yield
              sales charge              charge          Index    Master II Index
9/30/03              10000                9525          10000              10000
10/31/03             10220                9735          10204              10207
                     10570               10068          10344              10348
                     11023               10499          10583              10593
1/31/04              11164               10634          10788              10765
                     11154               10624          10793              10753
                     11236               10702          10866              10825
4/30/04              11143               10614          10851              10753
                     10957               10437          10679              10585
                     11072               10546          10845              10738
7/31/04              11281               10745          10983              10883
                     11496               10950          11162              11082
                     11660               11106          11332              11236
10/31/04             11889               11324          11527              11453
                     12033               11462          11673              11572
                     12195               11616          11849              11747
1/31/05              12168               11590          11846              11735
                     12359               11772          12003              11903
                     11970               11401          11716              11578
4/30/05              11832               11270          11600              11454
                     12029               11458          11647              11659
                     12227               11646          11842              11880
7/31/05              12417               11827          12004              12067
                     12465               11873          12004              12110
                     12388               11800          12004              11989
10/31/05             12243               11660          12004              11904
                     12375               11785          12004              11961
                     12507               11911          12004              12071
1/31/06              12652               12050          12004              12265


TOTAL RETURNS AS OF JANUARY 31, 2006
                                                                                                                SINCE
                                                        NASDAQ                                                INCEPTION
AT NAV                                                  SYMBOL       CLASS        SIX MONTHS     ONE YEAR    (9/30/03)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                          HFAAX      Class A            1.90%         3.98%        10.58%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                          HFABX      Class B            1.61          3.21          9.71
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                          HFACX      Class C            1.61          3.20          9.79
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                                     Class A           -2.94%        -0.99%         8.30%
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                                     Class B           -3.39         -0.79          8.19
------------------------------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                                     Class C            0.61          3.20          9.79
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch US High Yield Master II Index                                            1.60%         4.47%         9.12%
------------------------------------------------------------------------------------------------------------------------------------
CSFB High Yield Index                                                                  1.41          3.60          9.17
------------------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Fund used to compare its performance to the CSFB High Yield Index, which is designed to mirror the investable universe of the US dollar-denominated high yield debt market. Issues must be below investment grade straight corporate debt, including cash-pay, zero-coupon, stepped-rate and pay-in-kind bonds. Currently, the Fund compares its performance to the Merrill Lynch US High Yield Master II Index. The Merrill Lynch index is a broad-based index consisting of all US-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The Fund believes that the CSFB and Merrill Lynch indices are equally appropriate benchmarks for the Fund; however, the Merrill Lynch index is now the primary index for the Fund because it is more compatible with the Fund's internal portfolio monitoring system.The Fund is professionally managed while the indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

U.S. CORE GROWTH FUND

-------------------------------------------
  U.S. CORE GROWTH FUND
  TOP 10 EQUITY HOLDINGS

                            AS A PERCENTAGE
  SECURITY                    OF NET ASSETS
-------------------------------------------
  CIGNA                             3.4%
  GOLDMAN SACHS                     3.3
  CAPITAL ONE FINANCIAL             3.1
  MONSANTO                          3.1
  ST. JUDE MEDICAL                  3.0
  TEVA PHARMACEUTICAL
      INDUSTRIES                    2.8
  QUALCOMM                          2.8
  AMERICAN EXPRESS                  2.7
  BROADCOM                          2.7
  STARWOOD HOTELS
      & RESORTS                     2.6
-------------------------------------------

After a lackluster first three months, both the market and the Fund posted stronger results in the second half of the period ending January 31, 2006. For the full six month period, the Fund returned 4.24% (Class A shares at NAV) which compares to returns of 4.68% for the S&P 500 Index and 3.91% for the Russell 1000 Growth Index.*

Investors' concerns eased in the late
fall as the U.S. economy continued to advance despite hurricane related disruptions and high gasoline and fuel prices. After Hurricane Rita, gasoline prices reversed and, in conjunction with a mild winter, gave the consumer a needed relief from fuel costs. The market began to rally. The Christmas selling season was moderately successful, which was a relief for investors given the outlook just two months prior. After a pause in December, the market tacked on additional gains in January as corporate earnings announcements and economic data remained healthy and investors began to anticipate an end to the Federal Reserve's interest rate hikes.

Energy was the market's strongest sector during the six month period, as it has been for many months now. The Fund had only moderate exposure to the sector (about 5%, compared to more than 9% in the S&P 500), but strong results in the Fund's few energy related investments drove a significant contribution to performance. Information Technology and Financials were responsible for the largest performance contributions for the Fund; and Consumer Discretionary was the most significant detractor.

Information Technology remains the Fund's largest sector investment. We believe that business patterns in many technology related companies will be more dependable than those in other parts of the economy, allowing for more sustainable earnings growth. On the corporate side, network upgrades and equipment replacement cycles will drive a steady spend, and healthy corporate balances sheets will enable that spend. On the consumer side, applications like flat screen and high definition television, MP3 players (iPods), and smart phones are absorbing a higher wallet share than traditional consumer goods like apparel and casual dining. While the trends in the Technology sector are strong overall, we still feel that it is important to find the better positioned companies within their industries.

Overall, we continue to search out those companies with stronger individual prospects and with less macroeconomic dependence. In a moderate or lower growth Gross Domestic Product (GDP) environment, we believe other investors will be similarly oriented, and companies like CIGNA and American Express fit that description as well as any of the Fund's technology related investments. We think the recent slowdown in GDP growth has stimulated investor interest in companies that can post strong growth in any economic environment.


*The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please see the accompanying table for a description of the S&P 500 Index. One cannot invest directly in an index.

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

U.S. CORE GROWTH FUND

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Information Technology                             27.9%
Consumer Discretionary                             20.7
Healthcare                                         17.9
Financials                                         15.3
Energy                                              5.1
Industrials                                         4.7
Other                                               8.4

LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
U.S. Core Growth Fund Class A w/out sales charge - $11,448
U.S. Core Growth Fund Class A w/sales charge - $10,790
S&P 500 Index - $11,937

                 U.S. Core Growth           U.S. Core Growth
                     Fund Class A       Fund Class A w/sales             S&P 500
               w/out sales charge                     charge               Index
4/30/04                     10000                       9425               10000
                            10160                       9576               10137
                            10380                       9783               10334
7/31/04                      9690                       9133                9992
                             9420                       8878               10032
                             9710                       9152               10140
10/31/04                     9930                       9359               10296
                            10420                       9821               10713
                            10902                      10275               11078
1/31/05                     10420                       9821               10808
                            10510                       9906               11035
                            10400                       9802               10840
4/30/05                     10108                       9527               10634
                            10621                      10010               10972
                            10641                      10029               10987
7/31/05                     10982                      10351               11398
                            10850                      10228               11296
                            10939                      10313               11388
10/31/05                    10780                      10162               11198
                            10972                      10342               11621
                            10952                      10323               11626
1/31/06                     11448                      10790               11937

TOTAL RETURNS AS OF JANUARY 31, 2006
                                                                                                                SINCE
                                                        NASDAQ                                                INCEPTION
AT NAV                                                  SYMBOL       CLASS        SIX MONTHS     ONE YEAR    (4/30/04)*
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                          HFUAX      Class A            4.24%         9.87%         7.99%
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                          HFUBX      Class B            3.81          8.93          7.13
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                          HFUCX      Class C            3.81          8.93          7.13
------------------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                     Class A           -1.78%         3.58%         4.42%
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                     Class B           -1.19          4.93          4.96
------------------------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                     Class C            2.81          8.93          7.13
------------------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                          4.68%        10.38%        10.61%
------------------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

EUROPEAN FOCUS FUND
 JANUARY 31, 2006

                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

COMMON STOCKS - 95.98%

             AUSTRALIA - 1.61%
 13,519,416  Centamin Egypt, Ltd. * .......  $  6,313,393
                                             ------------

             AUSTRIA - 6.47%
     15,458  Agrana Beteiligung AG ........     1,298,147
     19,000  Andritz AG ...................     2,184,802
    108,000  austriamicrosystems AG * .....     6,044,351
     94,250  OMV AG .......................     6,659,794
    235,000  Telekom Austria AG ...........     5,688,358
     80,000  Wienerberger AG ..............     3,526,850
                                             ------------
                                               25,402,302
                                             ------------

             CZECH REPUBLIC - 1.03%
     80,000  Zentiva N.V. .................     4,024,226
                                             ------------

             FRANCE - 11.39%
     91,030  Alstom * .....................     6,918,972
     80,000  Bouygues S.A. ................     4,386,204
     60,000  Iliad S.A. ...................     4,006,348
  4,702,572  Rhodia S.A. * ................    12,628,665
    150,000  Saft Groupe S.A. * ...........     4,000,880
     74,000  Technip S.A. .................     5,026,587
     28,000  Total S.A. ...................     7,730,295
                                             ------------
                                               44,697,951
                                             ------------

             GERMANY - 8.85%
     80,000  Bilfinger Berger AG ..........     4,198,584
    250,000  Commerzbank AG ...............     8,503,009
    200,000  Deutsche Post AG .............     5,635,863
    100,000  Hypo Real Estate Holding AG ..     6,525,353
    425,000  Pfleiderer AG * ..............     9,843,319
                                             ------------
                                               34,706,128
                                             ------------

             GREECE - 4.90%
    180,000  Coca-Cola Hellenic Bottling
             Co. S.A. .....................     5,393,806
    300,080  Hellenic Telecommunications
             Organization S.A. * ..........     6,942,785
    250,000  Motor Oil (Hellas) Corinth
             Refineries S.A. ..............     6,883,822
                                             ------------
                                               19,220,413
                                             ------------

             HUNGARY - 0.21%
      8,046  Mol Magyar Olaj-es
             Gazipari Rt. .................       836,495
                                             ------------

             ITALY - 7.44%
  1,060,000  Azimut Holding SpA ...........    10,046,856
    699,688  Enel SpA .....................     5,921,821
    200,000  ENI SpA ......................     6,046,584
    200,000  Geox SpA .....................     2,274,760
    686,000  UniCredito Italiano SpA ......     4,897,356
                                             ------------
                                               29,187,377
                                             ------------


                                                  VALUE
     SHARES                                     (NOTE 2)
---------------------------------------------------------

             NETHERLANDS - 5.75%
     70,000  Aalberts Industries N.V. .....   $ 4,499,699
    571,900  AMTEL Vredestein N.V., GDR * .     6,004,950
    150,000  Axalto Holding N.V. * ........     3,855,062
    102,035  Ballast Nedam N.V. * .........     4,246,581
     44,000  Koninklijke BAM Groep N.V. ...     3,945,833
                                             ------------
                                               22,552,125
                                             ------------

             NORWAY - 3.46%
    508,232  SeaDrill, Ltd. * .............     5,328,621
    300,000  Statoil ASA ..................     8,252,412
                                             ------------
                                               13,581,033
                                             ------------

             PORTUGAL - 1.23%
    610,168  Sonae, SGPS S.A. * ...........     4,819,395
                                             ------------

             RUSSIA - 3.36%
    100,000  Gazprom, GDR .................     8,560,000
    254,000  Novolipetsk Steel, GDR * .....     4,610,100
                                             ------------
                                               13,170,100
                                             ------------

             SPAIN - 5.85%
     20,000  Acciona S.A. .................     2,498,348
     50,000  Altadis S.A. .................     2,078,513
    300,000  Gamesa Corp. Tecnologica S.A.      4,884,901
    237,841  Gestevision Telecinco S.A. ...     5,866,951
    500,000  Telefonica S.A. ..............     7,631,139
                                             ------------
                                               22,959,852
                                             ------------

             SWEDEN - 1.89%
    380,000  TradeDoubler AB * ............     7,430,769
                                             ------------

             SWITZERLAND - 1.45%
     73,000  Credit Suisse Group ..........     4,262,544
     54,000  EFG International * ..........     1,436,114
                                             ------------
                                                5,698,658
                                             ------------

             TURKEY - 2.06%
  1,300,000  Turkiye Vakiflar Bankasi
             T.A.O. * .....................     8,072,700
                                             ------------

             UNITED KINGDOM - 29.03%
    600,000  Admiral Group plc ............     5,502,443
  1,000,000  Body Shop International plc ..     3,949,377
    300,000  British Land Co. plc .........     6,132,208
 12,000,000  Corporate Services
             Group plc * ..................     2,087,833
  2,650,000  Evolution Group plc ..........     6,953,661
    928,923  Gondola Holdings plc * .......     6,279,700
  1,065,977  Halfords Group plc ...........     6,333,881
    100,000  Investec plc .................     5,007,881
    301,210  IP2IPO Group plc * ...........     3,070,433
    385,000  Isoft Group plc ..............     1,260,243
    124,000  Kensington Group plc .........     2,371,405


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

EUROPEAN FOCUS FUND
 JANUARY 31, 2006 (CONTINUED)


                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

             UNITED KINGDOM - (continued)
    750,000  Lloyds TSB Group plc .........   $ 6,797,998
    100,000  Man Group plc ................     3,636,273
  1,900,424  MFI Furniture Group plc ......     2,248,266
    150,000  Millfield Group * ............        42,696
    126,679  NDS Group plc, ADR * .........     5,463,665
    300,000  Northern Rock plc ............     5,555,812
  2,500,000  Old Mutual plc ...............     8,561,431
    340,000  Omega International Group plc        949,629
    400,000  Peninsular and Oriental Steam
             Navigation Co. ...............     3,881,775
    634,554  Premier Foods plc ............     3,493,855
    250,000  Punch Taverns plc ............     3,851,532
  1,875,922  Regal Petroleum plc * ........     1,159,699
  3,000,000  Regus Group plc * ............     5,763,955
  1,000,000  Tesco plc ....................     5,657,215
    300,000  Travis Perkins plc ...........     7,882,743
                                             ------------
                                              113,895,609
                                             ------------

             TOTAL COMMON STOCKS ..........   376,568,526
                                             ------------
             (Cost $295,037,481)

    PAR
  AMOUNT
-----------
SHORT-TERM INVESTMENT - 1.52%

             REPURCHASE
             AGREEMENT - 1.52%
$ 5,979,000  State Street Bank and Trust Co.,
             2.80%, dated 1/31/06 to be
             repurchased at the price of
             $5,979,465 on 2/1/06,
             collateralized by $4,675,000 par
             U.S. Treasury Bond, 7.125%,
             due 2/15/23. .................     5,979,000
                                             ------------

             TOTAL SHORT-TERM INVESTMENT ..     5,979,000
                                             ------------
             (Cost $5,979,000)

TOTAL INVESTMENTS - 97.50% ................   382,547,526
                                             ------------
             (Cost $301,016,481)

NET OTHER ASSETS AND
             LIABILITIES - 2.50% ..........     9,817,392
                                             ------------

TOTAL NET ASSETS - 100.00%.................  $392,364,918
                                             ============

          *  Non-income producing security
        ADR  American Depository Receipt
        GDR  Global Depository Receipt

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                      % OF NET
A PERCENTAGE OF NET ASSETS:                      ASSETS
--------------------------------------------------------
Integrated Oil & Gas........................       9.71%
Diversified Banks...........................       7.21
Integrated Telecommunication Services.......       5.16
Asset Management & Custody Banks............       4.65
Construction & Engineering..................       3.79
Thrifts & Mortgage Finance..................       3.68
Building Products...........................       3.41
Specialty Chemicals.........................       3.22
Heavy Electrical Equipment..................       3.01
Internet Software & Services................       2.91
Restaurants.................................       2.58
Life & Health Insurance.....................       2.18
Home Improvement Retail.....................       2.01
Investment Banking & Brokerage..............       1.77
Oil & Gas Refining & Marketing..............       1.75
Automotive Retail...........................       1.61
Gold........................................       1.61
Real Estate Management & Development........       1.56
Semiconductors..............................       1.54
Tires & Rubber..............................       1.53
Electric Utilities..........................       1.51
Broadcasting & Cable TV.....................       1.50
Office Services & Supply....................       1.47
Food Retail.................................       1.44
Air Freight & Logistics.....................       1.44
Property & Casualty Insurance...............       1.40
Application Software........................       1.39
Soft Drinks.................................       1.37
Oil & Gas Drilling..........................       1.36
Oil & Gas Equipment & Services..............       1.28
Other Diversified Financial Services........       1.28
Forest Products.............................       1.23
Steel.......................................       1.18
Industrial Conglomerates....................       1.15
Wireless Telecommunication Services.........       1.12
Diversified Capital Markets.................       1.09
Pharmaceuticals.............................       1.03
Electric Components & Equipment.............       1.02
Personal Products...........................       1.01
Marine Ports & Services.....................       0.99
Computer Storage & Peripheral...............       0.98
Packaged Foods & Meats......................       0.89
Footwear....................................       0.58
Home Furnishing Retail......................       0.57
Industrial Machinery........................       0.56
Human Resources & Employment Services.......       0.53
Tobacco.....................................       0.53
Agricultural Products.......................       0.33
Health Care Services........................       0.32
Oil & Gas Exploration & Production..........       0.30
Housewares & Specialties....................       0.24
                                                 -------
Common Stocks...............................      95.98
Short-Term Investment.......................       1.52
                                                 -------
Total Investments...........................      97.50
Net Other Assets and Liabilities............       2.50
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL TECHNOLOGY FUND
 JANUARY 31, 2006

                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

COMMON STOCKS - 93.73%

             CHINA - 3.13%
     11,000  Ctrip.com International,
             Ltd., ADR ....................  $    681,120
                                             ------------

             FINLAND - 3.10%
     36,890  Nokia Oyj ....................       674,644
                                             ------------

             FRANCE - 2.89%
     23,050  Alcatel S.A. * ...............       303,900
      7,900  Business Objects S.A. * ......       325,429
                                             ------------
                                                  629,329
                                             ------------

             GERMANY - 4.77%
     41,700  ADVA AG Optical Networking * .       370,410
      3,255  SAP AG .......................       666,470
                                             ------------
                                                1,036,880
                                             ------------

             HONG KONG - 0.84%
    244,000  SinoCom Software Group, Ltd. .       182,424
                                             ------------

             INDIA - 1.45%
     29,000  Patni Computer Systems, Ltd. .       315,500
                                             ------------

             JAPAN - 7.35%
      5,000  Canon, Inc. ..................       301,777
     18,000  Epson Toyocom Corp. * ........       175,696
      7,000  HOYA Corp. ...................       280,466
      4,600  Murata Manufacturing Co.,
             Ltd. .........................       333,319
      6,000  Nitto Denko Corp. ............       507,907
                                             ------------
                                                1,599,165
                                             ------------

             KOREA - 3.52%
      1,560  NHN Corp. * ..................       458,629
        400  Samsung Electronics Co., Ltd.        306,847
                                             ------------
                                                  765,476
                                             ------------

             NETHERLANDS - 2.86%
     13,250  ASML Holding N.V. * ..........       298,668
      9,742  TomTom N.V. * ................       323,769
                                             ------------
                                                  622,437
                                             ------------

             SWITZERLAND - 1.29%
      1,780  Roche Holding AG .............       281,247
                                             ------------


                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

             TAIWAN - 4.87%
     17,951  Hon Hai Precision Industry Co.,
             Ltd., GDR ....................     $ 251,314
     46,000  Taiwan Semiconductor
             Manufacturing Co., Ltd., ADR .       496,800
     95,000  United Microelectronics Corp.,
             ADR ..........................       311,600
                                             ------------
                                                1,059,714
                                             ------------

             UNITED STATES - 57.66%
     65,637  3Com Corp. * .................       299,961
     10,108  Accenture, Ltd. ..............       318,705
      8,888  Adobe Systems, Inc. ..........       353,031
     18,395  Amdocs, Ltd. * ...............       592,319
     15,900  Analog Devices, Inc. .........       632,343
      4,440  Apple Computer, Inc. * .......       335,264
     14,100  Applied Materials, Inc. ......       268,605
     13,310  Autodesk, Inc. ...............       540,253
      8,657  Automatic Data Processing,
             Inc. .........................       380,389
     48,500  Bookham, Inc. * ..............       322,525
     31,900  Cisco Systems, Inc. * ........       592,383
      6,075  Cognizant Technology
             Solutions Corp. * ............       318,148
     42,600  EMC Corp. * ..................       570,840
     24,300  Expedia, Inc. * ..............       632,286
        890  Google, Inc., Class A * ......       385,592
      2,100  International Business
             Machines Corp. ...............       170,730
      8,330  Marvell Technology Group,
             Ltd. * .......................       569,939
     17,305  Microchip Technology, Inc. ...       649,111
     21,185  Microsoft Corp. ..............       596,358
      7,650  Monster Worldwide, Inc. * ....       326,349
     21,000  Oplink Communications, Inc. *        374,220
     34,200  PMC-Sierra, Inc. * ...........       323,532
     33,900  Quest Software, Inc. * .......       536,976
     11,350  Rackable Systems, Inc. * .....       341,068
     13,200  Seagate Technology * .........       344,256
     15,475  Texas Instruments, Inc. ......       452,334
     13,227  Trident Microsystems, Inc. * .       345,489
      6,000  Varian Semiconductor
             Equipment Associates, Inc. * .       297,180
     30,000  Xyratex, Ltd. * ..............       677,100
                                             ------------
                                               12,547,286
                                             ------------

             TOTAL COMMON STOCKS ..........    20,395,222
                                             ------------
             (Cost $17,865,902)

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL TECHNOLOGY FUND
JANUARY 31, 2006 (CONTINUED)


     PAR                                          VALUE
   AMOUNT                                       (NOTE 2)
---------------------------------------------------------

SHORT-TERM INVESTMENT - 3.25%

             REPURCHASE
             AGREEMENT - 3.25%
$   708,000  State Street Bank and Trust Co.,
             1.30% dated 1/31/06 to be
             repurchased at the price of
             $708,026 on 2/1/06,
             collateralized by $20,000
             par U.S. Treasury Bond,
             5.25%, due 2/15/29 and
             $625,000 par U.S. Treasury
             Bond, 5.5%, due 8/15/28 ......  $    708,000
                                             ------------

             TOTAL SHORT-TERM
             INVESTMENT ...................       708,000
                                             ------------
             (Cost $708,000)

TOTAL INVESTMENTS - 96.98% ................    21,103,222
                                             ------------
             (Cost $18,573,902)

NET OTHER ASSETS AND
             LIABILITIES - 3.02% ..........       656,766
                                             ------------

TOTAL NET ASSETS - 100.00%.................  $ 21,759,988
                                             ============


          *  Non-income producing security
        ADR  American Depository Receipt
        GDR  Global Depository Receipt


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                       % OF NET
A PERCENTAGE OF NET ASSETS:                       ASSETS
--------------------------------------------------------
Semiconductors..............................      20.27%
Communications Equipment....................      14.32
Application Software........................      13.85
Computer Storage & Peripheral...............       5.77
IT Consulting & Other Services..............       5.21
Electronic Manufacturing Services...........       4.27
Semiconductor Equipment.....................       3.97
Internet Software & Services................       3.88
Hotels, Resorts & Cruise....................       3.13
Internet Retail.............................       2.91
Electronic Equipment Manufacturing..........       2.82
Systems Software............................       2.74
Specialty Chemicals.........................       2.33
Computer Hardware...........................       2.33
Data Products & Outsourced Services.........       1.75
Human Resources & Employment Services.......       1.50
Office Electronics..........................       1.39
Pharmaceuticals.............................       1.29
                                                 -------
Common Stocks...............................      93.73
Short-Term Investment.......................       3.25
                                                 -------
Total Investments...........................      96.98
Net Other Assets and Liabilities............       3.02
                                                 -------
                                                 100.00%
                                                 =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2006

                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

COMMON STOCKS - 88.38%

              AUSTRALIA - 0.28%
   2,300,000  Macquarie Capital Alliance
              Group * .....................  $  2,912,439
                                             ------------

              CHINA - 2.92%
  15,900,000  China Life Insurance Co.,
              Ltd., H Shares * ............    15,884,116
     140,000  Ctrip.com International,
              Ltd., ADR ...................     8,668,800
  31,686,000  Shanghai Real Estate, Ltd. ..     5,636,516
                                             ------------
                                               30,189,432
                                             ------------

              FRANCE - 10.79%
     320,000  Alstom * ....................    24,322,432
  11,077,276  Rhodia S.A. * ...............    29,747,808
     180,000  Technip S.A. ................    12,226,834
      74,000  Total S.A. ..................    20,430,066
     266,600  Vinci S.A. ..................    24,799,051
                                             ------------
                                              111,526,191
                                             ------------

              GERMANY - 7.70%
     650,000  Commerzbank AG ..............    22,107,823
     790,000  Deutsche Post AG ............    22,261,660
     820,000  Deutsche Telekom AG .........    12,983,386
     213,000  Merck KGaA ..................    22,209,932
                                             ------------
                                               79,562,801
                                             ------------

              GREECE - 3.72%
     467,000  Coca-Cola Hellenic Bottling
              Co. S.A. ....................    13,993,929
     530,000  National Bank of Greece
              S.A. ........................    24,421,589
                                             ------------
                                               38,415,518
                                             ------------

              HONG KONG - 1.75%
   1,762,400  China Mobile (Hong Kong),
              Ltd. ........................     8,576,017
   1,091,000  Esprit Holdings .............     9,485,734
                                             ------------
                                               18,061,751
                                             ------------

              INDONESIA - 0.99%
  15,200,000  PT Telekomunikasi
              Indonesia ...................    10,219,851
                                             ------------

              ITALY - 1.77%
   2,160,127  Enel SpA ....................    18,282,270
                                             ------------

              JAPAN - 23.48%
   2,226,000  Daiwa Securities Group,
              Inc. ........................    26,130,191
   3,683,000  Hino Motors, Ltd. ...........    24,740,667
   1,775,000  Mitsui & Co., Ltd. ..........    25,526,832



                                                  VALUE
      SHARES                                    (NOTE 2)
---------------------------------------------------------
              JAPAN - (CONTINUED)
     551,500  Nippon System
              Development Co., Ltd. .......  $ 19,839,990
      97,300  Nitto Denko Corp. ...........     8,236,554
      15,350  NTT DoCoMo, Inc. ............    24,862,538
     379,500  Secom Co., Ltd. .............    19,637,398
       2,111  Sumitomo Mitsui Financial
              Group, Inc. .................    24,654,277
     427,000  Takeda Pharmaceutical Co.,
              Ltd. ........................    24,170,155
     339,000  TDK Corp. ...................    24,535,271
       4,934  West Japan Railway Co. ......    20,315,605
                                             ------------
                                              242,649,478
                                             ------------

              KOREA - 5.63%
     214,000  LG Card Co., Ltd. * .........    11,912,922
     265,000  Lotte Shopping Co., Ltd.,
              GDR * .......................     5,477,550
      29,340  Samsung Electronics Co.,
              Ltd. ........................    22,507,231
     429,500  Shinhan Financial Group
              Co., Ltd. * .................    18,277,069
                                             ------------
                                               58,174,772
                                             ------------

              NETHERLANDS - 0.35%
     107,850  TomTom N.V. * ...............     3,584,323
                                             ------------

              NORWAY - 2.00%
     750,000  Statoil ASA .................    20,631,032
                                          .  ------------

              SINGAPORE - 0.87%
  15,256,000  Macquarie International
              Infrastructure Fund, Ltd. ...     8,981,863
                                             ------------

              SPAIN - 4.04%
     725,000  Industria de Diseno Textil
              S.A. ........................    24,905,400
   1,102,623  Telefonica S.A. .............    16,828,539
                                             ------------
                                               41,733,939
                                             ------------

              SWITZERLAND - 4.47%
      81,609  Kuehne & Nagel
              International AG ............    22,900,566
      24,800  SGS S.A. ....................    23,258,790
                                             ------------
                                               46,159,356
                                             ------------

              TAIWAN - 2.80%
   2,683,000  Taiwan Semiconductor
              Manufacturing Co., Ltd.,
              ADR .........................    28,976,400
                                             ------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2006 (CONTINUED)

                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

              UNITED KINGDOM - 9.42%
     435,200  British American Tobacco
              plc .........................   $ 9,809,370
   2,934,569  Capita Group plc ............    22,304,988
   2,510,150  Halfords Group plc ..........    14,914,948
     508,988  IP2IPO Group plc * ..........     5,188,452
   2,270,000  Lloyds TSB Group plc ........    20,575,275
      74,350  NDS Group plc, ADR * ........     3,206,715
   1,511,049  Regal Petroleum plc * .......       934,133
   3,602,000  Tesco plc ...................    20,377,290
                                             ------------
                                               97,311,171
                                             ------------

              UNITED STATES - 5.40%
     210,000  Analog Devices, Inc. ........     8,351,700
     475,000  Cisco Systems, Inc. * .......     8,820,750
     560,000  EMC Corp. * .................     7,504,000
     133,000  Marvell Technology Group,
              Ltd. * ......................     9,099,860
     249,500  Microchip Technology, Inc. ..     9,358,745
     281,534  Microsoft Corp. .............     7,925,182
     300,000  Quest Software, Inc. * ......     4,752,000
                                             ------------
                                               55,812,237
                                             ------------

              TOTAL COMMON STOCKS .........   913,184,824
                                             ------------
              (Cost $775,739,782)

PREFERRED STOCK - 2.35%

              GERMANY - 2.35%
     155,218  Fresenius AG ................    24,246,211
                                             ------------

              TOTAL PREFERRED STOCK .......    24,246,211
                                             ------------
              (Cost $20,832,907)

              TOTAL COMMON AND
              PREFERRED STOCKS ............   937,431,035
                                             ------------
              (Cost $796,572,689)


     PAR                                         VALUE
   AMOUNT                                      (NOTE 2)
---------------------------------------------------------

SHORT-TERM INVESTMENTS - 7.82%

              REPURCHASE
              AGREEMENTS - 7.82%
$  1,602,000  State Street Bank and
              Trust Co., 2.00% dated
              1/31/2006 to be
              repurchased at the
              price of $1,602,089 on
              2/1/06, collateralized by
              $1,380,000 par U.S.
              Treasury Bond, 6.00%,
              due 2/15/26 ...............  $    1,602,000
                                           --------------
  79,245,000  State Street Bank and
              Trust Co., 2.80% dated
              1/31/2006 to be
              repurchased at the
              price of $79,251,164 on
              2/1/06, collateralized by
              $81,155,000 par U.S.
              Treasury Bond, 4.25%,
              due 8/15/15. ..............      79,245,000
                                           --------------

              TOTAL SHORT-TERM
              INVESTMENTS ...............      80,847,000
                                           --------------
              (Cost $80,847,000)

TOTAL INVESTMENTS - 98.55% ..............   1,018,278,035
                                           --------------
              (Cost $877,419,689)

NET OTHER ASSETS
              AND LIABILITIES - 1.45% ...      14,938,050
                                           --------------

TOTAL NET ASSETS - 100.00%...............  $1,033,216,085
                                           ==============

          *  Non-income producing security
        ADR  American Depository Receipt
        GDR  Global Depository Receipts



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2006 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                      % OF NET
A PERCENTAGE OF NET ASSETS:                      ASSETS
--------------------------------------------------------
Diversified Banks...........................      10.65%
Semiconductors..............................       7.58
Pharmaceuticals.............................       4.49
Diversified Commercial Services.............       4.15
Integrated Oil & Gas........................       3.97
Integrated Telecommunication Services.......       3.88
Apparel Retail..............................       3.86
Specialty Chemicals.........................       3.68
Wireless Telecommunication Services.........       3.24
Application Software........................       2.69
Investment Banking & Broker.................       2.53
Trading Company & Distributors..............       2.47
Construction & Engineering..................       2.40
Construction & Farm Machinery & Trucks......       2.39
Electronic Equipment Manufacturing..........       2.37
Health Care Equipment.......................       2.35
Heavy Electrical Equipment..................       2.35
Marine......................................       2.22
Human Resources & Employment Services.......       2.16
Air Freight & Logistics.....................       2.15
Food Retail.................................       1.97
Railroads...................................       1.97
Electric Utilities..........................       1.77
Life & Health Insurance.....................       1.54
Automotive Retail...........................       1.44
Soft Drinks.................................       1.35
Communications Equipment....................       1.20
Oil & Gas Equipment & Services..............       1.18
Consumer Finance............................       1.15
Tobacco.....................................       0.95
Investment Company..........................       0.87
Hotels, Resorts & Cruise....................       0.84
Asset Management & Custody Banks............       0.78
Systems Software............................       0.77
Computer Storage & Peripheral...............       0.73
Real Estate Management & Development........       0.55
Oil & Gas Exploration & Products............       0.09
                                                 -------
Common & Preferred Stocks...................      90.73
Short-Term Investments......................       7.82
                                                 -------
Total Investments...........................      98.55
Net Other Assets and Liabilities............       1.45
                                                 -------
                                                 100.00%
                                                 =======


                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INCOME ADVANTAGE FUND
JANUARY 31, 2006

     PAR                                                                                                         VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 87.17%

             AEROSPACE & DEFENSE - 0.46%
$   150,000  DRS Technologies, Inc. .....................................          7.625%      2/1/18        $   153,000
                                                                                                             -----------

             APPAREL & TEXTILES - 1.60%
    500,000  Samsonite Corp. ............................................          8.875       6/1/11            530,000
                                                                                                             -----------

             AUTO - 3.49%
    500,000  General Motors Acceptance Corp. ............................          6.750      12/1/14            474,641
    400,000  Goodyear Tire & Rubber Co. .................................          9.000       7/1/15            402,000
    250,000  Tenneco Automotive, Inc., Series B .........................         10.250      7/15/13            281,250
                                                                                                             -----------
                                                                                                               1,157,891
                                                                                                             -----------

             BUILDING & CONSTRUCTION - 1.52%
    500,000  K. Hovnanian Enterprises, Inc. .............................          7.750      5/15/13            506,250
                                                                                                             -----------

             BUILDING MATERIAL - 1.05%
    400,000  Ply Gem Industries, Inc. ...................................          9.000      2/15/12            348,000
                                                                                                             -----------

             CHEMICALS - 6.86%
    700,000  Crystal US Holdings, Series B (a) ..........................          0/10.500   10/1/14            521,500
    300,000  Ineos Group Holdings plc (b) ...............................          8.500      2/15/16            300,000
    600,000  Nell AF Sarl (b) ...........................................          8.375      8/15/15            602,250
    350,000  PQ Corp. (b) ...............................................          7.500      2/15/13            331,625
    500,000  Tronox Worldwide LLC (b) ...................................          9.500      12/1/12            523,750
                                                                                                             -----------
                                                                                                               2,279,125
                                                                                                             -----------

             CONSUMER PRODUCTS - 6.54%
    250,000  ACCO Brands Corp. ..........................................          7.625      8/15/15            239,687
    500,000  Elizabeth Arden, Inc. ......................................          7.750      1/15/14            508,750
    500,000  K2, Inc. ...................................................          7.375       7/1/14            503,750
    500,000  Prestige Brands, Inc. ......................................          9.250      4/15/12            504,375
    500,000  Spectrum Brands, Inc. ......................................          7.375       2/1/15            413,750
                                                                                                             -----------
                                                                                                               2,170,312
                                                                                                             -----------

             DIVERSIFIED COMMERCIAL SERVICES - 4.65%
    500,000  Ahern Rentals, Inc. ........................................          9.250      8/15/13            527,500
    350,000  Hertz Corp. (b) ............................................          8.875       1/1/14            363,125
    150,000  Hertz Corp. (b) ............................................         10.500       1/1/16            157,500
    500,000  United Rentals North America, Inc. .........................          7.750     11/15/13            497,500
                                                                                                             -----------
                                                                                                               1,545,625
                                                                                                             -----------

             ENERGY - 3.63%
    300,000  Delta Petroleum Corp. ......................................          7.000       4/1/15            286,500
    400,000  Frontier Oil Corp. .........................................          6.625      10/1/11            412,000
    500,000  Tesoro Corp. (b) ...........................................          6.625      11/1/15            506,250
                                                                                                             -----------
                                                                                                               1,204,750
                                                                                                             -----------

             FINANCE & INVESTMENT - 0.92%
    300,000  American Real Estate Partners ..............................          7.125      2/15/13            305,250
                                                                                                             -----------

                       See Notes to Financial Statements.


                                       20


HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)


INCOME ADVANTAGE FUND
JANUARY 31, 2006 (CONTINUED)

     PAR                                                                                                         VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
             FOOD WHOLESALE - 0.64%
$   200,000  Pilgrims Pride Corp. .......................................          9.250%    11/15/13        $   213,500
                                                                                                             -----------

             FORESTRY & PAPER - 0.64%
    300,000  Millar Western Forest Products, Ltd. .......................          7.750     11/15/13            213,000
                                                                                                             -----------

             GAMING - 5.11%
    500,000  Choctaw Resort Development Enterprise (b) ..................          7.250     11/15/19            508,750
    500,000  Trump Entertainment Resources, Inc. ........................          8.500       6/1/15            494,375
    200,000  Tunica-Biloxi Gaming Authority (b) .........................          9.000     11/15/15            203,750
    500,000  Wynn Las Vegas LLC .........................................          6.625      12/1/14            489,375
                                                                                                             -----------
                                                                                                               1,696,250
                                                                                                             -----------

             HEALTH SERVICES - 7.21%
    500,000  Iasis Healthcare Corp. .....................................          8.750      6/15/14            514,375
    800,000  Select Medical Corp. .......................................          7.625       2/1/15            716,000
    350,000  Tenet Healthcare Corp. (b) .................................          9.500       2/1/15            344,750
    200,000  Tenet Healthcare Corp. .....................................          6.375      12/1/11            180,500
    300,000  US Oncology, Inc. ..........................................          9.000      8/15/12            320,250
    300,000  Vanguard Health Holding Co. II .............................          9.000      10/1/14            318,000
                                                                                                             -----------
                                                                                                               2,393,875
                                                                                                             -----------

             HOTELS - 1.18%
    400,000  Gaylord Entertainment Co. ..................................          6.750     11/15/14            392,000
                                                                                                             -----------

             LEISURE - 5.91%
    300,000  Bombardier Recreational Products, Inc. .....................          8.375     12/15/13            306,750
    400,000  Leslie's Poolmart ..........................................          7.750       2/1/13            403,500
    500,000  NCL Corp. ..................................................         10.625      7/15/14            525,625
    200,000  Universal City Development Partners ........................         11.750       4/1/10            223,500
    500,000  Universal City Florida Holding Co. (c) .....................          9.430       5/1/10            505,000
                                                                                                             -----------
                                                                                                               1,964,375
                                                                                                             -----------

             MACHINERY - 1.02%
    350,000  Douglas Dynamics LLC (b) ...................................          7.750      1/15/12            339,500
                                                                                                             -----------

             MEDIA - 7.38%
    350,000  AMC Entertainment, Inc. (b) ................................         11.000       2/1/16            351,750
    250,000  CCO Holdings LLC (c) .......................................          8.616     12/15/10            245,625
    250,000  Charter Communication Holdings II LLC ......................         10.250      9/15/10            247,188
    200,000  Charter Communications Operating LLC (b) ...................          8.375      4/30/14            200,750
    300,000  Echostar DBS Corp. .........................................          6.625      10/1/14            292,500
    400,000  Kabel Deutschland GmbH (b) .................................         10.625       7/1/14            422,000
    400,000  Sinclair Broadcast Group, Inc. .............................          8.750     12/15/11            418,500
    327,000  Telenet Group Holding NV (a),(b) ...........................       0/11.500      6/15/14            273,862
                                                                                                             -----------
                                                                                                               2,452,175
                                                                                                             -----------

             METAL & MINING - 0.86%
    300,000  Novelis, Inc. (a)                                               7.500/7.750      2/15/15            285,000
                                                                                                             -----------


                       See Notes to Financial Statements.

                                       21


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)

INCOME ADVANTAGE FUND
 JANUARY 31, 2006 (CONTINUED)
     PAR                                                                                                        VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
             NON-FOOD & DRUG RETAIL - 2.47%
$   500,000  Neiman Marcus Group, Inc. (b) ..............................         10.375%    10/15/15        $   518,125
    300,000  Petro Stopping Centers L.P. ................................          9.000      2/15/12            302,250
                                                                                                             -----------
                                                                                                                 820,375
                                                                                                             -----------

             PACKAGING - 3.22%
    500,000  AEP Industries, Inc. .......................................          7.875      3/15/13            487,500
    300,000  Graham Packaging Co., Inc. .................................          9.875     10/15/14            298,500
    300,000  Graphic Packaging International Corp. ......................          9.500      8/15/13            283,500
                                                                                                             -----------
                                                                                                               1,069,500
                                                                                                             -----------

             PACKAGING SUPPORT MFR - 1.52%
    500,000  SGS International, Inc. (b) ................................         12.000     12/15/13            505,625
                                                                                                             -----------

             PUBLISHING & PRINTING - 0.70%
    250,000  Nebraska Book Co., Inc. ....................................          8.625      3/15/12            233,750
                                                                                                             -----------

             SERVICES - 3.09%
    500,000  FTI Consulting, Inc. (b) ...................................          7.625      6/15/13            520,000
    500,000  Sungard Data Systems, Inc. (b) .............................         10.250      8/15/15            505,000
                                                                                                             -----------
                                                                                                               1,025,000
                                                                                                             -----------

             TELECOMMUNICATIONS - 4.87%
    500,000  Digicel, Ltd. (b) ..........................................          9.250       9/1/12            527,500
    400,000  Millicom International Cellular S.A. .......................         10.000      12/1/13            442,000
    400,000  PanAmSat Holding Corp. (a) .................................          0/10.375   11/1/14            284,000
    350,000  Rogers Wireless Communications, Inc. (c) ...................          7.616     12/15/10            362,688
                                                                                                             -----------
                                                                                                               1,616,188
                                                                                                             -----------

             TRANSPORTATION - 1.33%
    400,000  Grupo Transportacion Ferroviaria Mexicana S.A. .............          9.375       5/1/12            442,000
                                                                                                             -----------

             UTILITIES - 9.30%
    400,000  AES Corp. (b) ..............................................          9.000      5/15/15            440,000
    400,000  Dynegy Holdings, Inc. (b) ..................................          9.875      7/15/10            440,000
    150,000  Inergy LP (b) ..............................................          8.250       3/1/16            152,625
    400,000  Markwest Energy Partners (b) ...............................          6.875      11/1/14            368,000
    350,000  Mirant North America LLC (b) ...............................          7.375     12/31/13            357,875
    150,000  NRG Energy, Inc. ...........................................          7.375       2/1/16            153,375
    400,000  Reliant Resourse, Inc. .....................................          9.500      7/15/13            398,000
    600,000  SemGroup LP (b) ............................................          8.750     11/15/15            621,000
    150,000  Targa Resources, Inc. (b) ..................................          8.500      11/1/13            156,750
                                                                                                             -----------
                                                                                                               3,087,625
                                                                                                             -----------

             TOTAL CORPORATE BONDS
             (Cost $28,982,209) .........................................                                     28,949,941
                                                                                                             -----------


                       See Notes to Financial Statements.

                                       22


HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INCOME ADVANTAGE FUND
 JANUARY 31, 2006 (CONTINUED)

     PAR                                                                                                         VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
FOREIGN SOVEREIGN BONDS - 11.47%

             BRAZIL - 1.38%
$   300,000  Federal Republic of Brazil .................................          9.250%    10/22/10        $   342,750
    100,000  Federal Republic of Brazil .................................          8.875     10/14/19            115,500
                                                                                                             -----------
                                                                                                                 458,250
                                                                                                             -----------

             COLUMBIA - 0.50%
    145,000  Republic of Columbia .......................................          8.250     12/22/14            165,808
                                                                                                             -----------

             GERMANY - 1.16%
    300,000  Aries Vermogensverwaltungs (Russia) (b) ....................          9.600     10/25/14            384,750
                                                                                                             -----------

             PANAMA - 1.12%
    350,000  Republic of Panama .........................................          7.125      1/29/26            371,000
                                                                                                             -----------

             PHILIPPINES - 0.56%
    175,000  Republic of Philippines ....................................          8.000      1/15/16            185,062
                                                                                                             -----------

             RUSSIA - 0.92%
    300,000  VTB Capital S.A. (b) .......................................          6.250      6/30/35            307,500
                                                                                                             -----------

             TURKEY - 2.48%
    250,000  Republic of Turkey .........................................          9.000      6/30/11            284,375
    560,000  Republic of Turkey .........................................          6.875      3/17/36            539,700
                                                                                                             -----------
                                                                                                                 824,075
                                                                                                             -----------

             URUGUAY - 2.22%
    500,000  Republic of Uruguay ........................................          7.500      3/15/15            527,500
    200,000  Republic of Uruguay ........................................          8.000     11/18/22            209,000
                                                                                                             -----------
                                                                                                                 736,500
                                                                                                             -----------

             VENEZUELA - 1.13%
    300,000  Republic of Venezuela ......................................          9.250      9/15/27            375,150
                                                                                                             -----------

             TOTAL FOREIGN SOVEREIGN BONDS
             (Cost $3,503,678) ..........................................                                      3,808,095
                                                                                                             -----------

             TOTAL INVESTMENTS - 98.64%
             (Cost $32,485,887)                                                                               32,758,036
                                                                                                             -----------

NET OTHER ASSETS AND LIABILITIES - 1.36%                                                                         451,148
                                                                                                             -----------

TOTAL NET ASSETS - 100.00%                                                                                   $33,209,184
                                                                                                             ===========


(a) Security is a step coupon bond where the coupon increases on a predetermined date.
(b) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(c) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

U.S. CORE GROWTH FUND
JANUARY 31, 2006

                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

COMMON STOCKS - 99.87%

             AEROSPACE &
             DEFENSE - 0.62%
      3,200  Rockwell Collins, Inc. .......  $    150,144
                                             ------------

             AIR FREIGHT &
             LOGISTICS - 1.87%
      6,000  United Parcel Service, Inc.,
             Class B ......................       449,460
                                             ------------

             AUTOMOBILES - 1.97%
     16,650  Honda Motor Co., Ltd., ADR ...       473,693
                                             ------------

             CAPITAL MARKETS - 3.29%
      5,600  Goldman Sachs Group, Inc. ....       791,000
                                             ------------

             CHEMICALS - 3.09%
      8,800  Monsanto Co. .................       744,568
                                             ------------

             COMMERCIAL BANKS - 1.96%
     14,100  Commerce Bancorp, Inc. .......       471,504
                                             ------------

             COMMUNICATIONS
             EQUIPMENT - 5.12%
     23,450  Corning, Inc. * ..............       571,007
     13,800  QUALCOMM, Inc. ...............       661,848
                                             ------------
                                                1,232,855
                                             ------------

             COMPUTER &
             PERIPHERAL - 1.95%
     35,100  EMC Corp. * ..................       470,340
                                             ------------

             CONSUMER FINANCE - 5.85%
     12,500  American Express Co. .........       655,625
      9,020  Capital One Financial Corp. ..       751,366
                                             ------------
                                                1,406,991
                                             ------------

             DIVERSIFIED CONSUMER
             SERVICES - 1.43%
      6,200  Apollo Group, Inc., Class A *        345,154
                                             ------------

             DIVERSIFIED FINANCIAL
             SERVICES - 1.95%
      1,108  Chicago Mercantile Exchange
             Holdings, Inc. ...............       468,961
                                             ------------

             ENERGY EQUIPMENT &
             SERVICES - 3.89%
      6,000  National-Oilwell Varco, Inc. *       456,420
      5,900  Transocean, Inc. * ...........       478,785
                                             ------------
                                                  935,205
                                             ------------



                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

             HEALTH CARE EQUIPMENT &
             SUPPLIES - 4.70%
     18,931  Boston Scientific Corp. * ....  $    414,021
     14,590  St. Jude Medical, Inc. * .....       716,807
                                             ------------
                                                1,130,828
                                             ------------
             HEALTH CARE PROVIDERS &
             SERVICES - 6.18%
      9,135  Caremark Rx, Inc. * ..........       450,355
      6,800  CIGNA Corp. ..................       826,880
     28,800  Tenet Healthcare Corp. * .....       209,376
                                             ------------
                                                1,486,611
                                             ------------

             HOTELS, RESTAURANTS &
             LEISURE - 2.61%
     10,350  Starwood Hotels & Resorts
             Worldwide, Inc. ..............       629,384
                                             ------------

             HOUSEHOLD PRODUCTS - 2.51%
     10,200  The Procter & Gamble Co. .....       604,146
                                             ------------

             INDUSTRIAL
             CONGLOMERATES - 2.18%
      1,600  3M Co. .......................       116,400
     15,700  Tyco International, Ltd. .....       408,985
                                             ------------
                                                  525,385
                                             ------------

             INDUSTRIAL POWER PRODUCTS &
             ENERGY TRADES - 2.83%
      3,500  Constellation Energy Group ...       203,945
      9,400  TXU Corp. ....................       476,016
                                             ------------
                                                  679,961
                                             ------------

             INSURANCE - 2.28%
     11,700  AFLAC, Inc. ..................       549,315
                                             ------------

             INTERNET SOFTWARE &
             SERVICES - 3.33%
      1,439  Google, Inc., Class A * ......       623,447
      5,200  Yahoo!, Inc. * ...............       178,568
                                             ------------
                                                  802,015
                                             ------------

             MEDIA - 7.95%
     17,400  Comcast Corp., Class A * .....       482,328
     17,900  The Walt Disney Co. ..........       453,049
     32,170  Time Warner, Inc. ............       563,940
     15,800  XM Satellite Radio Holdings,
             Inc. * .......................       413,644
                                             ------------
                                                1,912,961
                                             ------------

             MULTILINE RETAIL - 2.42%
     10,640  Target Corp. .................       582,540
                                             ------------



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

U.S. CORE GROWTH FUND
JANUARY 31, 2006 (CONTINUED)

                                                  VALUE
   SHARES                                       (NOTE 2)
---------------------------------------------------------

             OIL, GAS & CONSUMABLE
             FUELS - 1.17%
      4,500  Valero Energy Corp. ..........  $    280,935
                                             ------------

             PHARMACEUTICALS - 6.97%
      9,755  Glaxosmithkline plc, ADR .....       499,846
      9,300  Novartis AG, ADR .............       512,988
     15,620  Teva Pharmaceutical Industries,
             Ltd., ADR ....................       665,881
                                             ------------
                                                1,678,715
                                             ------------
             SEMICONDUCTOR &
             SEMICONDUCTOR
             EQUIPMENT - 11.28%
     31,500  Applied Materials, Inc. ......       600,075
      9,600  Broadcom Corp., Class A * ....       654,720
     19,900  MEMC Electronic Materials,
             Inc. * .......................       568,742
     14,200  Microchip Technology, Inc.           532,642
     12,700  Xilinx, Inc. .................       357,632
                                             ------------
                                                2,713,811
                                             ------------

             SOFTWARE - 6.22%
     13,800  Adobe Systems, Inc. ..........       548,136
      7,800  Electronic Arts, Inc. * ......       425,724
     28,448  Symantec Corp. * .............       522,874
                                             ------------
                                                1,496,734
                                             ------------

             SPECIALTY RETAIL - 4.25%
      9,700  Best Buy Co., Inc. ...........       491,402
     20,800  The TJX Companies, Inc. ......       531,024
                                             ------------
                                                1,022,426
                                             ------------

TOTAL INVESTMENTS - 99.87% ................    24,035,642
                                             ------------
             (Cost $21,473,784)

NET OTHER ASSETS AND
             LIABILITIES - 0.13% ..........        30,699
                                             ------------

TOTAL NET ASSETS - 100.00%.................  $ 24,066,341
                                             ============

          *  Non-income producing security
        ADR  American Depository Receipt


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2006

                                                          EUROPEAN          GLOBAL     INTERNATIONAL         INCOME      U.S. CORE
                                                             FOCUS      TECHNOLOGY     OPPORTUNITIES      ADVANTAGE         GROWTH
                                                              FUND            FUND              FUND           FUND           FUND
====================================================================================================================================
ASSETS:
Investments, at value
   Securities                                         $376,568,526     $20,395,222      $937,431,035    $32,758,036    $24,035,642
   Repurchase agreements                                 5,979,000         708,000        80,847,000             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                            382,547,526      21,103,222     1,018,278,035     32,758,036     24,035,642
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                           552             149             2,045        331,645             --
Foreign cash, at value                                      52,801              11               131             --             --
Dividends and interest receivable                           77,463           5,510           295,674        657,039         10,180
Receivable from investment adviser                              --           9,537                --         17,050         11,653
Receivable for investment securities sold               10,858,202         561,695         4,282,709        862,678        529,707
Receivable for fund shares sold                          3,799,808         879,218        22,139,246         28,120         71,656
Prepaid expenses and other assets                           56,222          21,288           127,737         19,401         11,893
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                        397,392,574      22,580,630     1,045,125,577     34,673,969     24,670,731
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased              3,925,589         738,266         9,291,218        550,000        316,880
Payable for fund shares redeemed                           392,462          12,352           823,043        735,346        195,670
Payable to custodian                                            --              --                --             --         12,128
Payable for dividends                                           --              --                --         76,496             --
Payable to investment adviser                              317,249          15,666           890,591         24,842         22,487
Payable for 12b-1 distribution and service fees            153,827           7,732           426,445         18,091          9,762
Accrued expenses and other payables                        238,529          46,626           478,195         60,010         47,463
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                     5,027,656         820,642        11,909,492      1,464,785        604,390
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                            $392,364,918     $21,759,988    $1,033,216,085    $33,209,184    $24,066,341
====================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                       $296,399,015     $19,158,768      $861,906,763    $33,284,302    $21,664,382
Accumulated undistributed/(over distribution of)
   net investment income/(loss)                         (1,432,510)        (93,647)       (3,314,452)        (5,910)      (159,923)
Accumulated net realized gain/(loss) on investments     15,897,170         166,515        33,762,715       (341,357)            24
Net unrealized appreciation of investments
   and foreign currency translations                    81,501,243       2,528,352       140,861,059        272,149      2,561,858
------------------------------------------------------------------------------------------------------------------------------------
                                                      $392,364,918     $21,759,988    $1,033,216,085    $33,209,184    $24,066,341
====================================================================================================================================
NET ASSETS:
Class A Shares                                        $270,131,686     $14,404,030      $646,789,289    $16,437,500    $16,671,361
====================================================================================================================================
Class B Shares                                          31,556,129       1,129,567        60,121,652      4,692,291      3,016,190
====================================================================================================================================
Class C Shares                                          90,677,103       6,226,391       326,278,051     12,079,393      4,378,790
====================================================================================================================================
Class R Shares                                                 N/A             N/A            27,093            N/A            N/A
====================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)   9,796,678       1,054,305        31,265,629      1,514,551      1,473,138
====================================================================================================================================
Class B Shares (unlimited number of shares authorized)   1,178,342          85,151         2,991,629        433,307        269,454
====================================================================================================================================
Class C Shares (unlimited number of shares authorized)   3,386,412         470,612        16,249,424      1,113,307        391,198
====================================================================================================================================
Class R Shares (unlimited number of shares authorized)         N/A             N/A             1,311            N/A            N/A
====================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share              $27.57          $13.66            $20.69         $10.85         $11.32
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                       5.75%           5.75%             5.75%          4.75%          5.75%
Maximum offering price per share                            $29.25          $14.49            $21.95         $11.39         $12.01
====================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                $26.78          $13.27            $20.10         $10.83         $11.19
====================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                $26.78          $13.23            $20.08         $10.85         $11.19
====================================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                   N/A             N/A            $20.67            N/A            N/A
====================================================================================================================================
Investments, at cost                                  $301,016,481     $18,573,902     $ 877,419,689    $32,485,887    $21,473,784
====================================================================================================================================
Foreign cash, at cost                                      $52,912             $11              $131             --             --
====================================================================================================================================

N/A Class R Shares are only offered by the Henderson International Opportunities Fund.
*    On sales of $50,000 or more, the sales charge will be reduced.
The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

                       See Notes to Financial Statements.

                                  26-27 SPREAD

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2006

                                            EUROPEAN           GLOBAL   INTERNATIONAL           INCOME        U.S. CORE
                                               FOCUS       TECHNOLOGY   OPPORTUNITIES        ADVANTAGE           GROWTH
                                                FUND             FUND            FUND             FUND             FUND
==========================================================================================================================
INVESTMENT INCOME:
Dividends                                 $1,464,286          $17,419      $3,935,929               --          $95,158
Interest                                     235,324            2,494         681,544       $1,390,845               --
Foreign taxes withheld                       (42,182)          (1,181)       (709,001)            (225)            (390)
--------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                 1,657,428           18,732       3,908,472        1,390,620           94,768
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                   1,653,759           48,791       4,005,247          148,704          125,502
12b-1 distribution and service fees:
   Class A Shares                            275,671            7,976         571,412           21,372           19,687
   Class B Shares                            144,873            4,763         233,395           23,854           15,020
   Class C Shares                            406,204           12,123       1,122,129           65,605           20,322
   Class R Shares                                 --               --              41               --               --
Transfer agent fees                          168,346            6,427         382,870           17,956           13,632
Custodian fees                               155,153           21,627         303,150           15,992           15,836
Administrative fees                           80,385           15,085         142,920           20,768           18,142
Printing and postage fees                     49,310            1,629         111,321            5,068            3,406
Accounting fees                               35,229           34,145          62,304           32,267           27,523
Legal fees                                    34,851              584          73,978            3,862            2,394
Registration and filing fees                  33,775           17,313          74,268           17,491           17,747
Audit fees                                    13,873           13,837          14,895           14,907           13,185
Trustees' fees and expenses                   13,757              353          28,785            1,547              890
Chief Compliance Officer fees                  5,362              114          10,414              624              362
Miscellaneous fees                            23,344              496          43,940            3,021            1,390
--------------------------------------------------------------------------------------------------------------------------
   Total Expenses                          3,093,892          185,263       7,181,069          393,038          295,038
--------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed
   by investment adviser                          --          (75,016)             --          (98,514)         (40,347)
--------------------------------------------------------------------------------------------------------------------------
   Net Expenses                            3,093,892          110,247       7,181,069          294,524          254,691
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)              (1,436,464)         (91,515)     (3,272,597)       1,096,096         (159,923)
--------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                22,721,109          254,044      52,079,548         (147,059)         172,816
   Foreign currency transactions            (238,471)          (8,974)     (1,590,420)              --               --
Net change in unrealized
   appreciation/(depreciation) of:
   Investments                            29,412,027        1,842,343      98,877,938         (380,876)         922,889
   Translation of other assets
      and liabilities                        (20,036)            (622)        485,681               --               --
--------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
      gain/(loss)                         51,874,629        2,086,791     149,852,747         (527,935)       1,095,705
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS             $50,438,165       $1,995,276    $146,580,150         $568,161         $935,782
==========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006      JULY 31, 2005
==========================================================================================================================
Net investment loss                                                                      $(1,436,464)         $(277,270)
Net realized gain on investments
   and foreign currency transactions                                                      22,482,638         17,334,115
Net change in unrealized appreciation
   of investments and foreign currency translations                                       29,391,991         34,220,660
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      50,438,165         51,277,505
--------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (13,594,949)        (9,782,041)
   Class B Shares                                                                         (1,787,715)        (1,913,975)
   Class C Shares                                                                         (5,118,807)        (4,702,806)
--------------------------------------------------------------------------------------------------------------------------
                                                                                         (20,501,471)       (16,398,822)
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         66,779,452         81,627,399
   Class B Shares                                                                          2,138,998          8,033,895
   Class C Shares                                                                          9,508,175         26,071,857
--------------------------------------------------------------------------------------------------------------------------
                                                                                          78,426,625        115,733,151
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               108,363,319        150,611,834

NET ASSETS:
Beginning of period                                                                      284,001,599        133,389,765
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                           $392,364,918       $284,001,599
==========================================================================================================================
Accumulated undistributed net investment income/(loss)                                   $(1,432,510)            $3,954
==========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006      JULY 31, 2005
==========================================================================================================================
Net investment loss                                                                         $(91,515)          $(61,678)
Net realized gain on investments
   and foreign currency transactions                                                         245,070             78,562
Net change in unrealized appreciation of investments
   and foreign currency translations                                                       1,841,721            556,260
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       1,995,276            573,144
--------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                            (86,660)           (93,978)
   Class B Shares                                                                            (14,034)           (52,458)
   Class C Shares                                                                            (30,862)           (57,028)
--------------------------------------------------------------------------------------------------------------------------
                                                                                            (131,556)          (203,464)
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                          9,824,846          1,754,985
   Class B Shares                                                                             74,438             45,060
   Class C Shares                                                                          4,403,175            302,562
--------------------------------------------------------------------------------------------------------------------------
                                                                                          14,302,459          2,102,607
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                16,166,179          2,472,287

NET ASSETS:
Beginning of period                                                                        5,593,809          3,121,522
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $21,759,988         $5,593,809
==========================================================================================================================
Accumulated undistributed net investment loss                                               $(93,647)           $(2,132)
==========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND

                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006*     JULY 31, 2005*
==========================================================================================================================
Net investment loss                                                                      $(3,272,597)       $(1,090,877)
Net realized gain on investments
   and foreign currency transactions                                                      50,489,128         14,648,507
Net change in unrealized appreciation of investments
   and foreign currency translations                                                      99,363,619         37,179,542
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     146,580,150         50,737,172
--------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (18,561,810)        (2,136,851)
   Class B Shares                                                                         (1,924,012)          (337,425)
   Class C Shares                                                                         (9,420,710)        (1,242,140)
   Class R Shares                                                                               (984)                --
--------------------------------------------------------------------------------------------------------------------------
                                                                                         (29,907,516)        (3,716,416)
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        240,471,438        199,665,967
   Class B Shares                                                                         15,639,307         16,907,328
   Class C Shares                                                                        129,034,899         83,567,888
   Class R Shares                                                                             25,000                 --
--------------------------------------------------------------------------------------------------------------------------
                                                                                         385,170,644        300,141,183
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               501,843,278        347,161,939

NET ASSETS:
Beginning of period                                                                      531,372,807        184,210,868
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                         $1,033,216,085       $531,372,807
==========================================================================================================================
Accumulated undistributed net investment loss                                            $(3,314,452)          $(41,855)
==========================================================================================================================

* Inception for the Henderson International Opportunities Fund Class R was September 30, 2005.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)


STATEMENTS OF CHANGES IN NET ASSETS
INCOME ADVANTAGE FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006      JULY 31, 2005
==========================================================================================================================
Net investment income                                                                     $1,096,096         $1,604,030
Net realized loss on investments
   and foreign currency transactions                                                        (147,059)            (8,699)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                        (380,876)           606,730
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         568,161          2,202,061
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                           (596,739)          (817,450)
   Class B Shares                                                                           (149,618)          (247,731)
   Class C Shares                                                                           (410,095)          (678,084)
--------------------------------------------------------------------------------------------------------------------------
                                                                                          (1,156,452)        (1,743,265)
--------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                                --             (41,973)
   Class B Shares                                                                                --             (14,005)
   Class C Shares                                                                                --             (39,302)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 --             (95,280)
--------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                            343,620          8,664,945
   Class B Shares                                                                             17,478          1,332,977
   Class C Shares                                                                         (1,270,254)         5,326,148
--------------------------------------------------------------------------------------------------------------------------
                                                                                            (909,156)        15,324,070
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                                     (1,497,447)        15,687,586

NET ASSETS:
Beginning of period                                                                       34,706,631         19,019,045
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $33,209,184        $34,706,631
==========================================================================================================================
Accumulated undistributed/(over distribution of) net investment income                       $(5,910)           $54,446
==========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES IN NET ASSETS
U.S. CORE GROWTH FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006      JULY 31, 2005
==========================================================================================================================
Net investment loss                                                                        $(159,923)         $(177,769)
Net realized gain on investments
   and foreign currency transactions                                                         172,816             38,189
Net change in unrealized appreciation of investments
   and foreign currency translations                                                         922,889          1,727,878
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         935,782          1,588,298
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                --             (28,229)
   Class B Shares                                                                                --              (4,790)
   Class C Shares                                                                                --              (2,983)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 --             (36,002)
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                            (99,798)                --
   Class B Shares                                                                            (19,507)                --
   Class C Shares                                                                            (26,965)                --
--------------------------------------------------------------------------------------------------------------------------
                                                                                            (146,270)                --
--------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                          1,362,715         12,257,751
   Class B Shares                                                                            (80,268)         1,248,710
   Class C Shares                                                                            390,717          3,239,502
--------------------------------------------------------------------------------------------------------------------------
                                                                                           1,673,164         16,745,963
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 2,462,676         18,298,259

NET ASSETS:
Beginning of period                                                                       21,603,665          3,305,406
--------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $24,066,341        $21,603,665
==========================================================================================================================
Accumulated undistributed net investment loss                                              $(159,923)                --
==========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006      JULY 31, 2005
==========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $89,075,062       $101,975,879
Issued as reinvestment of dividends                                                       11,136,214          8,416,680
Redeemed                                                                                 (33,431,824)       (28,765,160)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $66,779,452        $81,627,399
==========================================================================================================================

CLASS B SHARES:
--------------------------------------------------------------------------------------------------------------------------
Sold                                                                                      $3,677,220         $9,127,932
Issued as reinvestment of dividends                                                        1,666,585          1,786,936
Redeemed                                                                                  (3,204,807)        (2,880,973)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $2,138,998         $8,033,895
==========================================================================================================================

CLASS C SHARES:
--------------------------------------------------------------------------------------------------------------------------
Sold                                                                                     $14,870,663        $32,096,203
Issued as reinvestment of dividends                                                        4,628,651          4,421,535
Redeemed                                                                                  (9,991,139)       (10,445,881)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $9,508,175        $26,071,857
==========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       3,417,127          4,254,333
Issued as reinvestment of dividends                                                          459,225            387,855
Redeemed                                                                                  (1,306,432)        (1,220,760)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               2,569,920          3,421,428
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                         144,919            392,243
Issued as reinvestment of dividends                                                           70,678             83,973
Redeemed                                                                                    (128,583)          (126,114)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  87,014            350,102
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                         587,741          1,367,287
Issued as reinvestment of dividends                                                          196,295            207,779
Redeemed                                                                                    (401,424)          (452,243)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 382,612          1,122,823
==========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006      JULY 31, 2005
==========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $10,053,995         $2,733,576
Issued as reinvestment of dividends                                                           83,132             90,875
Redeemed                                                                                    (312,281)        (1,069,466)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $9,824,846         $1,754,985
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                        $171,301           $314,935
Issued as reinvestment of dividends                                                           13,597             49,800
Redeemed                                                                                    (110,460)          (319,675)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 $74,438            $45,060
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $4,434,810           $690,060
Issued as reinvestment of dividends                                                           28,016             50,991
Redeemed                                                                                     (59,651)          (438,489)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $4,403,175           $302,562
==========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         787,237            241,368
Issued as reinvestment of dividends                                                            6,704              7,971
Redeemed                                                                                     (24,911)           (94,091)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 769,030            155,248
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                          13,638             27,917
Issued as reinvestment of dividends                                                            1,127              4,458
Redeemed                                                                                      (9,222)           (29,328)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                   5,543              3,047
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                         353,829             62,341
Issued as reinvestment of dividends                                                            2,329              4,577
Redeemed                                                                                      (4,992)           (40,079)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 351,166             26,839
==========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006*     JULY 31, 2005*
==========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $249,833,667       $226,025,460
Issued as reinvestment of dividends                                                       16,859,199          1,993,845
Redeemed                                                                                 (26,221,428)       (28,353,338)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $240,471,438       $199,665,967
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                     $15,321,693        $19,306,661
Issued as reinvestment of dividends                                                        1,753,313            312,553
Redeemed                                                                                  (1,435,699)        (2,711,886)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $15,639,307        $16,907,328
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                    $127,357,942        $94,094,443
Issued as reinvestment of dividends                                                        8,194,859          1,167,540
Redeemed                                                                                  (6,517,902)       (11,694,095)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $129,034,899        $83,567,888
==========================================================================================================================

CLASS R SHARES:
Sold                                                                                         $25,000                 --
Issued as reinvestment of dividends                                                               --                 --
Redeemed                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 $25,000                 --
==========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      13,026,789         13,284,389
Issued as reinvestment of dividends                                                          905,903            121,948
Redeemed                                                                                  (1,372,595)        (1,680,464)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              12,560,097         11,725,873
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                         821,493          1,170,817
Issued as reinvestment of dividends                                                           96,868             19,486
Redeemed                                                                                     (76,712)          (167,180)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 841,649          1,023,123
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                       6,815,393          5,650,667
Issued as reinvestment of dividends                                                          453,256             72,835
Redeemed                                                                                    (349,905)          (710,158)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               6,918,744          5,013,344
==========================================================================================================================

CLASS R SHARES:
Sold                                                                                           1,311                 --
Issued as reinvestment of dividends                                                               --                 --
Redeemed                                                                                          --                 --
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                   1,311                 --
==========================================================================================================================

* Inception for the Henderson International Opportunities Fund Class R was September 30, 2005.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INCOME ADVANTAGE FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006      JULY 31, 2005
==========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $3,837,826        $13,637,672
Issued as reinvestment of dividends                                                          414,870            560,895
Redeemed                                                                                  (3,909,076)        (5,533,622)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $343,620         $8,664,945
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                        $325,950         $1,809,410
Issued as reinvestment of dividends                                                           65,905            107,164
Redeemed                                                                                    (374,377)          (583,597)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 $17,478         $1,332,977
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                        $971,007         $6,981,093
Issued as reinvestment of dividends                                                          240,978            442,487
Redeemed                                                                                  (2,482,239)        (2,097,432)
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                  $(1,270,254)        $5,326,148
==========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         352,624          1,231,930
Issued as reinvestment of dividends                                                           38,335             50,943
Redeemed                                                                                    (361,552)          (508,344)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  29,407            774,529
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                          29,947            163,382
Issued as reinvestment of dividends                                                            6,101              9,743
Redeemed                                                                                     (34,597)           (53,185)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                   1,451            119,940
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                          89,088            633,220
Issued as reinvestment of dividends                                                           22,262             40,162
Redeemed                                                                                    (230,034)          (191,091)
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     (118,684)           482,291
==========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS
                                                            (UNAUDITED)

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
U.S. CORE GROWTH FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2006      JULY 31, 2005
==========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $3,613,595        $13,693,020
Issued as reinvestment of dividends                                                           96,301             27,714
Redeemed                                                                                  (2,347,181)        (1,462,983)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $1,362,715        $12,257,751
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                         $60,369         $1,382,473
Issued as reinvestment of dividends                                                           18,708              4,515
Redeemed                                                                                    (159,345)          (138,278)
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     $(80,268)        $1,248,710
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                        $920,786         $3,336,763
Issued as reinvestment of dividends                                                           25,900              2,827
Redeemed                                                                                    (555,969)          (100,088)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $390,717         $3,239,502
==========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         330,799          1,335,855
Issued as reinvestment of dividends                                                            8,827              2,704
Redeemed                                                                                    (216,516)          (139,930)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 123,110          1,198,629
==========================================================================================================================

CLASS B SHARES:
Sold                                                                                           5,598            136,456
Issued as reinvestment of dividends                                                            1,730                441
Redeemed                                                                                     (14,579)           (13,490)
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                       (7,251)           123,407
==========================================================================================================================

CLASS C SHARES:
Sold                                                                                          85,612            327,114
Issued as reinvestment of dividends                                                            2,396                276
Redeemed                                                                                     (51,559)            (9,446)
--------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  36,449            317,944
==========================================================================================================================


                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
                                                            (UNAUDITED)


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         -------------------------------------------     -----------------------------------------


                                                              NET                        DIVIDENDS   DISTRIBUTIONS
                             NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                              VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                             BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                             OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Six Months Ended 1/31/2006     $25.30       (0.08)(b)        3.95             3.87          0.00         (1.60)         (1.60)
Year Ended 7/31/2005            20.88        0.04 (b)        6.76             6.80          0.00         (2.38)         (2.38)
Year Ended 7/31/2004            15.47       (0.01)(b)        6.30             6.29         (0.06)        (0.82)         (0.88)
Year Ended 7/31/2003            11.61        0.16 (b)        3.76             3.92         (0.06)         0.00          (0.06)
Period Ended 7/31/2002 (a)      10.00        0.11 (b)        1.50             1.61          0.00          0.00           0.00
CLASS B
Six Months Ended 1/31/2006     $24.71       (0.17)(b)        3.84             3.67          0.00         (1.60)         (1.60)
Year Ended 7/31/2005            20.57       (0.15)(b)        6.67             6.52          0.00         (2.38)         (2.38)
Year Ended 7/31/2004            15.30       (0.21)(b)        6.30             6.09          0.00         (0.82)         (0.82)
Year Ended 7/31/2003            11.54        0.02 (b)        3.76             3.78         (0.02)         0.00          (0.02)
Period Ended 7/31/2002 (a)      10.00        0.09 (b)        1.45             1.54          0.00          0.00           0.00
CLASS C
Six Months Ended 1/31/2006     $24.70       (0.17)(b)        3.85             3.68          0.00         (1.60)         (1.60)
Year Ended 7/31/2005            20.57       (0.14)(b)        6.65             6.51          0.00         (2.38)         (2.38)
Year Ended 7/31/2004            15.30       (0.20)(b)        6.29             6.09          0.00         (0.82)         (0.82)
Year Ended 7/31/2003            11.53        0.03 (b)        3.76             3.79         (0.02)         0.00          (0.02)
Period Ended 7/31/2002 (a)      10.00        0.09 (b)        1.44             1.53          0.00          0.00           0.00

GLOBAL TECHNOLOGY
CLASS A
Six Months Ended 1/31/2006     $11.68       (0.10)(b)        2.25             2.15          0.00         (0.17)         (0.17)
Year Ended 7/31/2005            10.54       (0.14)(b)        1.91             1.77          0.00         (0.63)         (0.63)
Year Ended 7/31/2004             9.56       (0.20)(b)        1.18             0.98          0.00          0.00           0.00
Year Ended 7/31/2003             7.36       (0.13)(b)        2.41             2.28         (0.08)         0.00          (0.08)
Period Ended 7/31/2002 (a)      10.00       (0.16)(b)       (2.48)           (2.64)         0.00          0.00           0.00
CLASS B
Six Months Ended 1/31/2006     $11.39       (0.14)(b)        2.19             2.05          0.00         (0.17)         (0.17)
Year Ended 7/31/2005            10.36       (0.21)(b)        1.87             1.66          0.00         (0.63)         (0.63)
Year Ended 7/31/2004             9.48       (0.27)(b)        1.15             0.88          0.00          0.00           0.00
Year Ended 7/31/2003             7.31       (0.18)(b)        2.43             2.25         (0.08)         0.00          (0.08)
Period Ended 7/31/2002 (a)      10.00       (0.21)(b)       (2.48)           (2.69)         0.00          0.00           0.00
CLASS C
Six Months Ended 1/31/2006     $11.35       (0.14)(b)        2.19             2.05          0.00         (0.17)         (0.17)
Year Ended 7/31/2005            10.34       (0.21)(b)        1.85             1.64          0.00         (0.63)         (0.63)
Year Ended 7/31/2004             9.45       (0.27)(b)        1.16             0.89          0.00          0.00           0.00
Year Ended 7/31/2003             7.31       (0.18)(b)        2.40             2.22         (0.08)         0.00          (0.08)
Period Ended 7/31/2002 (a)      10.00       (0.20)(b)       (2.49)           (2.69)         0.00          0.00           0.00
                                                                                   RATIOS TO AVERAGE NET ASSETS:
                                                                     -----------------------------------------------------
                                                                                                            RATIO OF
                                                                                                        OPERATING EXPENSES
                                                                       RATIO OF          RATIO OF        TO AVERAGE NET
                             NET ASSET                  NET ASSETS,     OPERATING      NET INVESTMENT     ASSETS WITHOUT
                              VALUE,                      END OF       EXPENSES TO     INCOME/(LOSS)      WAIVERS AND/OR   PORTFOLIO
                              END OF         TOTAL        PERIOD        AVERAGE          TO AVERAGE          EXPENSES       TURNOVER
                            THE PERIOD    RETURN (c)       (000)     NET ASSETS (d)    NET ASSETS (d)     REIMBURSED (d)      RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Six Months Ended 1/31/2006    $27.57         16.18%       $270,132       1.62%            (0.62)%            1.62%              45%
Year Ended 7/31/2005           25.30         34.43         182,831       2.00              0.18              1.73               51
Year Ended 7/31/2004           20.88         41.89          79,459       2.00             (0.04)             2.15               88
Year Ended 7/31/2003           15.47         33.93          20,647       2.00              1.20              4.60               76
Period Ended 7/31/2002 (a)     11.61         16.10           2,169       2.00              0.95             22.40               67
CLASS B
Six Months Ended 1/31/2006    $26.78         15.75%        $31,556       2.37%            (1.36)%            2.37%              45%
Year Ended 7/31/2005           24.71         33.54          26,964       2.75             (0.67)             2.48               51
Year Ended 7/31/2004           20.57         40.92          15,246       2.75             (1.06)             2.90               88
Year Ended 7/31/2003           15.30         32.83           9,420       2.75              0.16              5.35               76
Period Ended 7/31/2002 (a)     11.54         15.40           2,831       2.75              0.79             23.15               67
CLASS C
Six Months Ended 1/31/2006    $26.78         15.79%        $90,677       2.37%            (1.37)%            2.37%              45%
Year Ended 7/31/2005           24.70         33.48          74,207       2.75             (0.62)             2.48               51
Year Ended 7/31/2004           20.57         40.92          38,684       2.75             (1.02)             2.90               88
Year Ended 7/31/2003           15.30         32.94          22,285       2.75              0.24              5.35               76
Period Ended 7/31/2002 (a)     11.53         15.30           5,550       2.75              0.77             23.15               67

GLOBAL TECHNOLOGY
CLASS A
Six Months Ended 1/31/2006    $13.66         18.60%        $14,404       2.00%            (1.62)%            3.54%              89%
Year Ended 7/31/2005           11.68         16.90           3,331       2.00             (1.26)             6.58              164
Year Ended 7/31/2004           10.54         10.25           1,371       2.00             (1.75)             7.01              234
Year Ended 7/31/2003            9.56         31.38             409       2.00             (1.74)            22.78              238
Period Ended 7/31/2002 (a)      7.36        (26.40)            164       2.00             (1.84)            80.48              134
CLASS B
Six Months Ended 1/31/2006    $13.27         18.19%         $1,130       2.75%            (2.34)%            4.29%              89%
Year Ended 7/31/2005           11.39         16.10             906       2.75             (1.92)             7.33              164
Year Ended 7/31/2004           10.36          9.28             794       2.75             (2.45)             7.76              234
Year Ended 7/31/2003            9.48         31.10             816       2.75             (2.48)            23.53              238
Period Ended 7/31/2002 (a)      7.31        (26.90)            412       2.75             (2.56)            81.23              134
CLASS C
Six Months Ended 1/31/2006    $13.23         18.25%         $6,226       2.75%            (2.36)%            4.29%              89%
Year Ended 7/31/2005           11.35         15.93           1,356       2.75             (1.96)             7.33              164
Year Ended 7/31/2004           10.34          9.42             957       2.75             (2.47)             7.76              234
Year Ended 7/31/2003            9.45         30.69             456       2.75             (2.50)            23.53              238
Period Ended 7/31/2002 (a)      7.31        (26.90)            289       2.75             (2.59)            81.23              134

(a) The Henderson European Focus and Global Technology Funds commenced operations on August 31, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.


                       See notes to financial statements.

                                  40-41 SPREAD

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL HIGHLIGHTS
                                                            (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         -------------------------------------------     -----------------------------------------


                                                              NET                        DIVIDENDS   DISTRIBUTIONS
                             NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                              VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                             BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                             OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Six Months Ended 1/31/2006    $17.77     (0.06)    (b)       3.73            3.67            0.00        (0.75)        (0.75)
Year Ended 7/31/2005           14.94      0.00 (b),(*)       3.08            3.08            0.00        (0.25)        (0.25)
Year Ended 7/31/2004           11.99     (0.10)    (b)       3.22            3.12            0.00        (0.17)        (0.17)
Year Ended 7/31/2003           10.51      0.00 (b),(*)       1.55            1.55           (0.07)        0.00         (0.07)
Period Ended 7/31/2002 (a)     10.00     (0.05)    (b)       0.56            0.51            0.00         0.00          0.00
CLASS B
Six Months Ended 1/31/2006    $17.35     (0.12)    (b)       3.62            3.50            0.00        (0.75)        (0.75)
Year Ended 7/31/2005           14.70     (0.14)    (b)       3.04            2.90            0.00        (0.25)        (0.25)
Year Ended 7/31/2004           11.88     (0.22)    (b)       3.21            2.99            0.00        (0.17)        (0.17)
Year Ended 7/31/2003           10.44     (0.12)    (b)       1.59            1.47           (0.03)        0.00         (0.03)
Period Ended 7/31/2002 (a)     10.00     (0.09)    (b)       0.53            0.44            0.00         0.00          0.00
CLASS C
Six Months Ended 1/31/2006    $17.33     (0.13)    (b)       3.63            3.50            0.00        (0.75)        (0.75)
Year Ended 7/31/2005           14.68     (0.13)    (b)       3.03            2.90            0.00        (0.25)        (0.25)
Year Ended 7/31/2004           11.88     (0.22)    (b)       3.19            2.97            0.00        (0.17)        (0.17)
Year Ended 7/31/2003           10.44     (0.12)    (b)       1.59            1.47           (0.03)        0.00         (0.03)
Period Ended 7/31/2002 (a)     10.00     (0.07)    (b)       0.51            0.44            0.00         0.00          0.00
CLASS R
Period Ended 1/31/2006 (a)    $19.07     (0.07)    (b)       2.42            2.35            0.00        (0.75)        (0.75)
INCOME ADVANTAGE
CLASS A
Six Months Ended 1/31/2006    $11.03      0.36     (b)      (0.16)           0.20           (0.38)        0.00         (0.38)
Year Ended 7/31/2005           10.73      0.66     (b)       0.40            1.06           (0.72)       (0.04)        (0.76)
Period Ended 7/31/2004 (a)     10.00      0.40     (e)       0.87            1.27           (0.54)        0.00         (0.54)
CLASS B
Six Months Ended 1/31/2006    $11.00      0.32     (b)      (0.15)           0.17           (0.34)        0.00         (0.34)
Year Ended 7/31/2005           10.72      0.58     (b)       0.38            0.96           (0.64)       (0.04)        (0.68)
Period Ended 7/31/2004 (a)     10.00      0.33     (e)       0.87            1.20           (0.48)        0.00         (0.48)
CLASS C
Six Months Ended 1/31/2006    $11.02      0.32     (b)      (0.15)           0.17           (0.34)        0.00         (0.34)
Year Ended 7/31/2005           10.73      0.58     (b)       0.39            0.97           (0.64)       (0.04)        (0.68)
Period Ended 7/31/2004 (a)     10.00      0.31     (e)       0.90            1.21           (0.48)        0.00         (0.48)
                                                                                  RATIOS TO AVERAGE NET ASSETS:
                                                                   ----------------------------------------------------
                                                                                                         RATIO OF
                                                                                                     OPERATING EXPENSES
                                                                     RATIO OF          RATIO OF       TO AVERAGE NET
                              NET ASSET               NET ASSETS,     OPERATING      NET INVESTMENT    ASSETS WITHOUT
                               VALUE,                   END OF       EXPENSES TO     INCOME/(LOSS)     WAIVERS AND/OR      PORTFOLIO
                               END OF        TOTAL      PERIOD        AVERAGE          TO AVERAGE         EXPENSES         TURNOVER
                             THE PERIOD   RETURN (c)     (000)     NET ASSETS (d)    NET ASSETS (d)    REIMBURSED (d)        RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Six Months Ended 1/31/2006     $20.69        21.13%     $646,789       1.69%            (0.62)%           1.69%                61%
Year Ended 7/31/2005            17.77         20.77      332,370       2.00             (0.01)            1.84                 79
Year Ended 7/31/2004            14.94        26.15       104,255       2.00             (0.68)            2.21                132
Year Ended 7/31/2003            11.99        14.84         8,371       2.00              0.01             7.21                190
Period Ended 7/31/2002 (a)      10.51         5.10           773       2.00             (0.49)           32.69                 80
CLASS B
Six Months Ended 1/31/2006     $20.10        20.65%      $60,122       2.44%            (1.34)%           2.44%                61%
Year Ended 7/31/2005            17.35         19.87       37,291       2.75             (0.84)            2.59                 79
Year Ended 7/31/2004            14.70        25.29        16,559       2.75             (1.52)            2.96                132
Year Ended 7/31/2003            11.88        14.10         3,888       2.75             (1.13)            7.96                190
Period Ended 7/31/2002 (a)      10.44         4.40         1,494       2.75             (0.84)           33.44                 80
CLASS C
Six Months Ended 1/31/2006     $20.08        20.68%     $326,278       2.44%            (1.38)%           2.44%                61%
Year Ended 7/31/2005            17.33         19.90      161,712       2.75             (0.80)            2.59                 79
Year Ended 7/31/2004            14.68        25.12        63,396       2.75             (1.46)            2.96                132
Year Ended 7/31/2003            11.88        14.12         7,560       2.75             (1.14)            7.96                190
Period Ended 7/31/2002 (a)      10.44         4.40         3,307       2.75             (0.67)           33.44                 80
CLASS R
Period Ended 1/31/2006 (a)     $20.67        12.76%          $27       1.98%            (1.13)%           1.98%                61%
INCOME ADVANTAGE
CLASS A
Six Months Ended 1/31/2006     $10.85         1.90%      $16,438       1.30%             6.64%            1.86%                40%
Year Ended 7/31/2005            11.03         10.07       16,375       1.30              5.98             2.08                137
Period Ended 7/31/2004 (a)      10.73        12.81         7,628       1.30              5.89             3.49                327
CLASS B
Six Months Ended 1/31/2006     $10.83         1.61%       $4,692       2.05%             5.91%            2.61%                40%
Year Ended 7/31/2005            11.00          9.07        4,751       2.05              5.23             2.83                137
Period Ended 7/31/2004 (a)      10.72         12.08        3,344       2.05              5.29             4.24                327
CLASS C
Six Months Ended 1/31/2006     $10.85         1.61%      $12,079       2.05%             5.90%            2.61%                40%
Year Ended 7/31/2005            11.02          9.16       13,580       2.05              5.23             2.83                137
Period Ended 7/31/2004 (a)      10.73        12.18         8,047       2.05              5.26             4.24                327

(a) The Henderson International Opportunities Fund Class A, B and C commenced operations on August 31, 2001. The Henderson International Opportunities Fund Class R commenced operations on September 30, 2005. The Henderson Income Advantage Fund commenced operations on September 30, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.
(e)  Per share data was calculated using July 31, 2004 shares outstanding.
(*) Amount represents less than $0.01.


                       See notes to financial statements.

                                  42-43 SPREAD

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL HIGHLIGHTS
                                                            (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                         -------------------------------------------     ----------------------------------------


                                                              NET                        DIVIDENDS   DISTRIBUTIONS
                             NET ASSET       NET         REALIZED AND       TOTAL           FROM        FROM NET
                              VALUE,     INVESTMENT    UNREALIZED GAIN       FROM           NET         REALIZED
                             BEGINNING     INCOME          (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                             OF PERIOD     (LOSS)         INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
U.S. CORE GROWTH FUND
CLASS A
Six Months Ended 1/31/2006    $10.93       (0.06)(b)         0.52            0.46          0.00         (0.07)          (0.07)
Year Ended 7/31/2005            9.69       (0.12)(b)         1.41            1.29         (0.05)         0.00           (0.05)
Period Ended 7/31/2004 (a)     10.00       (0.04)(b)        (0.27)          (0.31)         0.00          0.00            0.00
CLASS B
Six Months Ended 1/31/2006    $10.85       (0.10)(b)         0.51            0.41          0.00         (0.07)          (0.07)
Year Ended 7/31/2005            9.67       (0.19)(b)         1.39            1.20         (0.02)         0.00           (0.02)
Period Ended 7/31/2004 (a)     10.00       (0.05)(b)        (0.28)          (0.33)         0.00          0.00            0.00
CLASS C
Six Months Ended 1/31/2006    $10.85       (0.10)(b)         0.51            0.41          0.00         (0.07)          (0.07)
Year Ended 7/31/2005            9.67       (0.20)(b)         1.40            1.20         (0.02)         0.00           (0.02)
Period Ended 7/31/2004 (a)     10.00       (0.05)(b)        (0.28)          (0.33)         0.00          0.00            0.00
                                                                                RATIOS TO AVERAGE NET ASSETS:
                                                                   ---------------------------------------------------
                                                                                                        RATIO OF
                                                                                                    OPERATING EXPENSES
                                                                     RATIO OF        RATIO OF        TO AVERAGE NET
                              NET ASSET               NET ASSETS,     OPERATING    NET INVESTMENT     ASSETS WITHOUT
                               VALUE,                   END OF       EXPENSES TO   INCOME/(LOSS)      WAIVERS AND/OR       PORTFOLIO
                               END OF        TOTAL      PERIOD        AVERAGE        TO AVERAGE          EXPENSES          TURNOVER
                             THE PERIOD   RETURN (c)     (000)     NET ASSETS (d)  NET ASSETS (d)     REIMBURSED (d)         RATE
------------------------------------------------------------------------------------------------------------------------------------
U.S. CORE GROWTH FUND
CLASS A
Six Months Ended 1/31/2006      $11.32      4.24%        $16,671        2.00%          (1.17)%            2.35%               52%
Year Ended 7/31/2005             10.93      13.34         14,752        2.00           (1.19)             3.37                80
Period Ended 7/31/2004 (a)        9.69     (3.10)          1,467        2.00           (1.41)            22.58                11
CLASS B
Six Months Ended 1/31/2006      $11.19      3.81%         $3,016        2.75%          (1.92)%            3.10%               52%
Year Ended 7/31/2005             10.85      12.46          3,002        2.75           (1.84)             4.12                80
Period Ended 7/31/2004 (a)        9.67     (3.30)          1,483        2.75           (2.21)            23.32                11
CLASS C
Six Months Ended 1/31/2006      $11.19      3.81%         $4,379        2.75%          (1.92)%            3.10%               52%
Year Ended 7/31/2005             10.85      12.46          3,849        2.75           (1.95)             4.12                80
Period Ended 7/31/2004 (a)        9.67     (3.30)            356        2.75           (2.21)            23.32                11

(a)  The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized.


                       See Notes to Financial Statements.

                                  44-45 SPREAD

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among six series. Henderson European Focus Fund ("European Focus"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Income Advantage Fund ("Income Advantage") and Henderson U.S. Core Growth Fund ("U.S. Core Growth") (collectively, the "Funds") are each a separate series of the Trust. Each Fund except U.S. Core Growth is non-diversified. The Funds each offer three classes of shares. Class A shares generally provide for a front-end sales charge, and Class B and C shares provide for a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

The sixth series of the Trust, Henderson Japan-Asia Focus Fund ("Japan-Asia Focus") began operations on January 31, 2006. The semi annual report for Japan-Asia Focus is not included with these financial statements but is presented in a separate report.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation for a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Funds. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by European Focus, Global Technology and International Opportunities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the Funds' understanding of the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES
The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS
The Funds (except U.S. Core Growth) may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into an offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. The Funds did not invest in forward foreign currency contracts during the six months ended January 31, 2006.

REPURCHASE AGREEMENTS
In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

EXPENSES
Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

FEDERAL INCOME TAXES
The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Funds intend to utilize provisions of the federal income tax laws that allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2005, the Funds had no capital loss carryforwards for tax purposes. At July 31, 2005, Global Technology and Income Advantage deferred post-October losses in the amount of $1,730 and $121,768, respectively. These losses were recognized on the first day of the current fiscal year.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)

The tax character of distributions paid during the six months ended January 31, 2006 and the year ended July 31, 2005 were as follows:

                                ESTIMATED      ESTIMATED
SIX MONTHS ENDED                 ORDINARY      LONG-TERM
JANUARY 31, 2006                   INCOME  CAPITAL GAINS
---------------------------------------------------------
European Focus                 $9,939,146    $10,562,325
---------------------------------------------------------
Global Technology                      --        131,556
---------------------------------------------------------
International Opportunities    15,982,116     13,925,400
---------------------------------------------------------
Income Advantage                1,156,452             --
---------------------------------------------------------
U.S. Core Growth                   22,949        123,321
=========================================================

                                ORDINARY       LONG-TERM
YEAR ENDED JULY 31, 2005           INCOME  CAPITAL GAINS
---------------------------------------------------------
European Focus                $11,559,805     $4,839,017
---------------------------------------------------------
Global Technology                 131,809         71,655
---------------------------------------------------------
International Opportunities     3,314,485        401,931
---------------------------------------------------------
Income Advantage                1,838,545             --
---------------------------------------------------------
U.S. Core Growth                   36,002             --
=========================================================

As of July 31, 2005, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

              UNDISTRIBUTED UNDISTRIBUTED            NET
                   ORDINARY     LONG-TERM     UNREALIZED
                     INCOME  CAPITAL GAIN   APPRECIATION
---------------------------------------------------------
European
 Focus           $7,123,670    $6,862,941    $52,042,598
---------------------------------------------------------
Global
 Technology              --        63,729        675,500
---------------------------------------------------------
International
 Opportunities    5,766,956     7,533,367     41,336,366
---------------------------------------------------------
Income
 Advantage          123,684            --        579,748
---------------------------------------------------------
U.S. Core Growth         --        37,887      1,594,439
=========================================================

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets (or average daily managed assets with respect to Income Advantage) at the following annual rates:

European Focus              First $500 million       1.00%
                            Next $1 billion          0.90%
                            Over $1.5 billion        0.85%
----------------------------------------------------------
Global Technology           First $500 million       1.00%
                            Next $500 million        0.95%
                            Over $1 billion          0.90%
----------------------------------------------------------
International Opportunities First $1 billion         1.10%
                            Next $1 billion          0.95%
                            Over $2 billion          0.85%
----------------------------------------------------------
Income Advantage1           First $500 million       0.85%
                            Next $500 million        0.75%
                            Next $500 million        0.70%
                            Over $1.5 billion        0.65%
----------------------------------------------------------
U.S. Core Growth            First $150 million       1.10%
                            Next $350 million        0.90%
                            Over $500 million        0.85%
==========================================================

1 The fee for Income Advantage is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average daily managed assets, the Adviser's fee will be higher if the Fund is leveraged.

Pursuant to separate Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities and U.S. Core Growth and to 1.05% of average daily net assets for Income Advantage. These agreements are effective through July 31, 2010 for the Funds. HGINA may recover from each Fund reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses for European Focus, Global Technology and International Opportunities expired on July 31, 2005. The recovery of reimbursed expenses is effective through September 30, 2006 for Income Advantage and

HENDERSON GLOBAL FUNDS

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)


through April 30, 2007 for U.S. Core Growth. The remaining amount of potentially recoverable expenses at January 31, 2006 for Income Advantage and U.S. Core Growth was $570,334 and $309,322, respectively.

Henderson Investment Management Limited ("HIML") is the sub-adviser for European Focus, Global Technology and International Opportunities pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below at the following annual rates:

European Focus              First $500 million         0.90%
                            Next $1 billion            0.80%
                            Over $1.5 billion          0.75%
------------------------------------------------------------
Global Technology           First $500 million         0.90%
                            Next $500 million          0.85%
                            Over $1 billion            0.80%
------------------------------------------------------------
International Opportunities First $1 billion           1.00%
                            Next $1 billion            0.85%
                            Over $2 billion            0.75%
============================================================

Gardner Lewis Asset Management L.P. ("Gardner Lewis") is the sub-adviser for U.S. Core Growth pursuant to a Sub-Advisory Agreement. Gardner Lewis provides investment management services to U.S. Core Growth (including portfolio management and trade execution). Gardner Lewis receives a fee for its services, paid by HGINA from its management fee, based on the Fund's average daily net assets as set forth below:

U.S. Core Growth            First $50 million          0.85%
                            Next $100 million          0.65%
                            Over $150 million          0.50%
============================================================

The Funds bears a portion of the compensation paid to the Chief Compliance Officer of the Trust. That portion is reflected as Chief Compliance Officer fees in the Statement of Operations.

At January 31, 2006, HGINA owned 21,638 Global Technology Class A shares.

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At January 31, 2006, HII owned 10,190 U.S. Core Growth Class A shares.

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Trustees who are not interested persons of the Trust receive from the Trust an annual retainer of $10,000 for service on the board and $1,500 for service on the Valuation Committee. Each such Trustee also receives a fee of $3,000 for each regular quarterly meeting attended and effective January 1, 2006, $3,000 for attendance in person and $1,000 for attendance by conference telephone at any meeting of the Trusts' Board of Trustees other than a regular quarterly meeting. The Independent Chairman of the Trust receives an annual supplemental retainer of $10,000. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Trustees' fees and Independent Chairman annual retainer compensation are reflected as Trustees' fees in the Statement of Operations. None of the Trust's officers other than the Chief Compliance Officer is compensated by the Trust. Certain officers of the Trust are also officers of HGINA.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds and Class R shares of International Opportunities in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares. International Opportunities pays the distributor an annual fee of .50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the six months ended January 31, 2006, were as follows:

                                PURCHASES          SALES
----------------------------------------------------------

European Focus               $196,680,717   $138,573,149
Global Technology              21,500,484      8,702,380
International Opportunities   683,673,517    413,746,566
Income Advantage               13,494,753     13,820,525
U.S. Core Growth               13,010,749     11,601,597
==========================================================

HENDERSON GLOBAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

The U.S. federal income tax basis of the Funds' investments excluding foreign currency at January 31, 2006, and the gross unrealized appreciation and depreciation, were as follows:

                                 EUROPEAN         GLOBAL
                                    FOCUS     TECHNOLOGY
----------------------------------------------------------
Cost                         $301,063,971    $18,607,729
----------------------------------------------------------
Gross unrealized
appreciation                   94,555,398      2,543,057
----------------------------------------------------------
Gross unrealized
depreciation                  (13,071,843)       (47,564)
----------------------------------------------------------
Net unrealized
appreciation                   81,483,555      2,495,493
==========================================================

                           INTERNATIONAL         INCOME
                            OPPORTUNITIES      ADVANTAGE
----------------------------------------------------------
Cost                         $877,921,460    $32,547,332
----------------------------------------------------------
Gross unrealized
appreciation                  156,494,713        836,924
----------------------------------------------------------
Gross unrealized
depreciation                  (16,138,138)      (626,220)
----------------------------------------------------------
Net unrealized
appreciation                  140,356,575        210,704
==========================================================


                                              U.S. CORE
                                                 GROWTH
----------------------------------------------------------
Cost                                         $21,583,455
----------------------------------------------------------
Gross unrealized
appreciation                                   3,226,287
----------------------------------------------------------
Gross unrealized
depreciation                                    (774,100)
----------------------------------------------------------
Net unrealized
appreciation                                   2,452,187
==========================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales and PFIC transactions and amortization of premiums reflected as of January 31, 2006.

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Technology and International Opportunities invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Income Advantage invests primarily in high yield securities that are below investment grade quality. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 8. BORROWING ARRANGEMENTS

The Trust has a $30 million credit facility, which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility during the six months ended January 31, 2006.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in redemptions on the Statements of Changes - Capital Stock Activity. Redemptions fees during the six months ended January 31, 2006 were as follows:
                                         REDEMPTION FEES
---------------------------------------------------------

European Focus                                    $6,108
Global Technology                                    175
International Opportunities                        5,436
Income Advantage                                     133
U.S. Core Growth                                   1,000
=========================================================

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION


PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2005 on Form N-PX, which must be filed each year by August 31. Form N-PX and a description of the Funds' proxy voting policies and procedures are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended July 31, 2005. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2006, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended January 31, 2006.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reinvestment by the investment advisor. The annualized expense ratio used in the example are as follows:

                       CLASS A       CLASS B        CLASS C
--------------------------------------------------------------
European Focus            1.62%         2.37%         2.37%
Global Technology         2.00          2.75          2.75
International
Opportunities             1.69          2.44          2.44
Income Advantage          1.30          2.05          2.05
U.S. Core Growth          2.00          2.75          2.75
==============================================================

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance Summary of this report on pages 3, 5, 7, 9 and 11. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION


TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                     AUGUST 1,   JANUARY 31,         DURING
ACTUAL                    2005          2006    THE PERIOD*
--------------------------------------------------------------

European Focus
Class A              $1,000.00     $1,161.78          $8.83
Class B               1,000.00      1,157.47          12.89
Class C               1,000.00      1,157.94          12.89
--------------------------------------------------------------

Global Technology
Class A               1,000.00      1,185.96          11.02
Class B               1,000.00      1,181.90          15.12
Class C               1,000.00      1,182.53          15.13
--------------------------------------------------------------

International Opportunities
Class A               1,000.00      1,211.26           9.42
Class B               1,000.00      1,206.52          13.57
Class C               1,000.00      1,206.76          13.57
--------------------------------------------------------------

Income Advantage
Class A               1,000.00      1,018.97           6.62
Class B               1,000.00      1,016.11          10.42
Class C               1,000.00      1,016.08          10.42
--------------------------------------------------------------

U.S. Core Growth
Class A               1,000.00      1,042.39          10.30
Class B               1,000.00      1,038.07          14.13
Class C               1,000.00      1,038.07          14.13
==============================================================

TABLE 2
--------------------------------------------------------------

                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT       EXPENSES
(ASSUMING A              VALUE         VALUE           PAID
5% RETURN            AUGUST 1,   JANUARY 31,         DURING
BEFORE EXPENSES)          2005          2006    THE PERIOD*
--------------------------------------------------------------

European Focus
Class A              $1,000.00     $1,016.83          $8.24
Class B               1,000.00      1,013.05          12.03
Class C               1,000.00      1,013.05          12.03
--------------------------------------------------------------

Global Technology
Class A               1,000.00      1,014.92          10.16
Class B               1,000.00      1,011.14          13.94
Class C               1,000.00      1,011.14          13.94
--------------------------------------------------------------

International Opportunities
Class A               1,000.00      1,016.48           8.59
Class B               1,000.00      1,012.70          12.38
Class C               1,000.00      1,012.70          12.38
--------------------------------------------------------------

Income Advantage
Class A               1,000.00      1,018.45           6.61
Class B               1,000.00      1,014.67          10.41
Class C               1,000.00      1,014.67          10.41
--------------------------------------------------------------

U.S. Core Growth
Class A               1,000.00      1,014.92          10.16
Class B               1,000.00      1,011.14          13.94
Class C               1,000.00      1,011.14          13.94
==============================================================


* Expenses are equal to the Funds' Class A, Class B and Class C shares annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period and divided by 365 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS
                                                           TRUSTEES AND OFFICERS
                                                           UNAUDITED)

                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   Roland C. Baker, 67     Trustee         Since 2001      President and Chief Executive Officer, First   Director, Ceres Group,
                                                           Penn-Pacific Life Insurance Company            Inc. (life and health
                                                           (retired 2001, consultant to financial         insurance holding
                                                           services industry thereafter).                 company); Director,
                                                                                                          North American Company
                                                                                                          for Life and Health
                                                                                                          Insurance (a provider
                                                                                                          of life insurance,
                                                                                                          health insurance and
                                                                                                          annuities); Director,
                                                                                                          Golden State Mutual
                                                                                                          Life Insurance Co.
                                                                                                          (provider of life
                                                                                                          insurance and annuities
                                                                                                          to African Americans).

   C . Gary Gerst, 66      Chairman        Since 2001      President, KCI Inc.                            Chairman and Trustee,
                           and Trustee                     (Private s-corporation investing in            Harris Insight Funds
                                                           non-public investments).                       Trust (19 portfolios);
                                                                                                          Director, Florida Office
                                                                                                          Property Company, Inc.
                                                                                                          (real estate investment
                                                                                                          fund);

   Faris F. Chesley, 67    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LLC,     None
                                                           since 2001; Vice Chairman, ABN-AMRO,
                                                           Inc. (a financial services company),
                                                           1998-2001.

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Charles H.              Trustee         Since 2001      Managing Director, Henderson Global            None
   Wurtzebach4, 56                                         Investors (North America) Inc. ("HGINA")
   since 1999.

   Sean M.                 Trustee and     Since 2001      Director, North American Retail Distribution,  None
   Dranfield4, 39          President                       HGINA; Executive Director, North American
                                                           Business Development, Henderson
                                                           Investment Management Limited.

   Kenneth A. Kalina, 46   Chief           Since 2005      Chief Compliance Officer, HGINA, 2005;         N/A
                           Compliance                      Chief Compliance Officer, Columbia Wanger
                           Officer                         Asset Management, L.P., 2004-2005;
                                                           Compliance Officer, Treasurer and Chief
                                                           Financial Officer, Columbia Wanger Asset
                                                           Management, L.P., 2000; Assistant Treasurer,
                                                           Columbia Acorn Trust and Wanger Advisors
                                                           Trust, 1995-2005.

   Alanna N. Palmer, 30    Vice President  Since 2002      Associate Director, Head of Marketing          N/A
                                                           and Product Management, HGINA, since
                                                           2003 and Product Manager since 2001;
                                                           Assistant Secretary, The Brinson Funds,
                                                           2000-2001; Associate Director, UBS Brinson,
                                                           2000-2001.

   Scott E. Volk, 34       Vice President  Since 2001      Director, Retail Finance and Operations,       N/A
                                                           HGINA, since 2002 and Finance Manager
                                                           2001-2002; Vice President, Financial Services,
                                                           BISYS Fund Services, 1999-2001.


                                       54

HENDERSON GLOBAL FUNDS
                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)


                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Karen Buiter, 40        Treasurer       Since 2004      Operations Manager, HGINA, since 2004;         N/A
                                                           Assistant Controller, Code Hennessey &
                                                           Simmons, 2002-2004.

   Kristen                 Assistant       Since 2005      Operations Analyst, HGINA since 2005;    N/A
   Nungesser, 25           Treasurer                       Internal Audit, Wachovia Corporation
                                                           2004-2005; Associate,
                                                           PricewaterhouseCoopers LLP 2002-2004.

   Christopher K.          Secretary       Since 2004      Legal Counsel, HGINA, since 2004; Attorney,    N/A
   Yarbrough, 31                                           Bell, Boyd & Lloyd LLC, 2000-2004.

   Kristin E. Rice, 34     Assistant       Since 2005      Paralegal, HGINA.                        N/A
                           Secretary

1. Each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611. Age is as of January 31, 2006.
2.   Currently, all Trustees oversee all six series of the Trust.
3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.
4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

                       This page deliberately left blank.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Kristin Rice, Assistant Secretary
Kristen Nungesser, Assistant Treasurer
INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
          www.hendersonglobalinvestors.com


The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (March, 2006)

                             Henderson Global Funds

                         Henderson Japan-Asia Focus Fund

                               Semi Annual Report

                                January 31, 2006

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
(UNAUDITED)

TABLE OF CONTENTS

Statement of Assets and Liabilities                                        2
Statement of Operations                                                    3
Statement of Changes in Net Assets                                         4
Statement of Changes - Capital Stock Activity                              5
Financial Highlights                                                       6
Notes to Financial Statements                                              7
Other Information                                                         11
Trustees and Officers                                                     13

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2006


ASSETS:
Receivable for fund shares sold                                         $888,814
Deferred offering costs                                                   56,116
                                                                     -----------

Total Assets                                                             944,930

LIABILITIES:
Payable to Investment Advisor                                             56,116
                                                                     -----------
Total Liabilities                                                         85,491
                                                                     -----------

NET ASSETS                                                              $888,814
                                                                     ===========

NET ASSETS CONSISTS OF:
Paid in capital                                                         $888,814
Accumulated undistributed net investment income                                -
Accumulated net realized gain on investments                                   -
Net unrealized appreciation of investments                                     -
                                                                     -----------
                                                                        $888,814
                                                                     ===========
NET ASSETS:
Class A Shares                                                          $838,814
Class C Shares                                                            50,000

SHARE OUTSTANDING:
Class A Shares (unlimited number of shares authorized)                    83,881
Class C Shares (unlimited number of shares authorized)                     5,000

CLASS A SHARES:
Net asset value and redemption price per share                            $10.00
Maximum sales charge*                                                      5.75%
Maximum offering price per share                                          $10.61

CLASS C SHARES:
Net asset value and offering price per share                              $10.00

* On sales of $50,000 or more, the sales charge will be reduced.
The Fund may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.


                       See notes to Financial Statements.

STATEMENT OF OPERATIONS


                                                                 For the
                                                               period ended
                                                            January 31, 2006*
INCOME:
Total investment income                                                     $ -
EXPENSES:
Organization costs                                                       19,135
                                                           --------------------
Total expense                                                            19,135
Fees waived and expenses reimbursed by investment advisor               (19,135)
                                                           --------------------
Net expenses                                                                  -
NET INVESTMENT INCOME                                                         -
                                                           --------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ -
                                                           ====================

*The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.


                       See notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                 For the
                                                               period ended
                                                            January 31, 2006*
Net increase in net assets resulting from operations                        $ -
Net increase in net assets from Fund share transactions                 888,814
                                                           ---------------------
Net increase in net assets                                              888,814

NET ASSETS:
Beginning of period                                                         $ -
End of period                                                           888,814
                                                           ---------------------
Accumulated undistributed net investment income                             $ -
                                                           =====================

*The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.


                       See notes to Financial Statements.

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY

                                                                 For the
                                                               period ended
                                                            January 31, 2006*
AMOUNT
CLASS A SHARES:
Sold                                                                   $838,814
Redeemed                                                                      -
                                                           ---------------------
Net Increase                                                           $838,814
                                                           ---------------------

CLASS C SHARES:
Sold                                                                    $50,000
Redeemed                                                                      -
                                                           ---------------------
Net Increase                                                            $50,000
                                                           ---------------------

SHARES
CLASS A SHARES:
Sold                                                                     83,881
Redeemed                                                                      -
                                                           ---------------------
Net Increase                                                             83,881
                                                           ---------------------

CLASS C SHARES:
Sold                                                                      5,000
Redeemed                                                                      -
                                                           ---------------------
Net Increase                                                              5,000
                                                           ---------------------


*The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.


                       See notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                     Class A               Class C
                                                                  For the period        For the period
                                                                ended 1/31/06 (a)     ended 1/31/06 (a)
NET ASSET VALUE, BEGINNING OF PERIOD                                  $10.00                $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                   -                     -
Net realized and unrealized gain on investments                         -                     -
                                                               --------------------- ---------------------
Total from investment operations                                        -                     -
LESS DISTRIBUTIONS:
Dividends from net investment income                                    -                     -
Distributions form net realized capital gains                           -                     -
                                                               --------------------- ---------------------
Total distributions                                                     -                     -
                                                               --------------------- ---------------------
NET ASSET VALUE, END OF PERIOD                                        $10.00                $10.00
Total return                                                            0%                    0%
Net assets, end of period (000)                                        $839                  $50
RATIO TO AVERAGE NET ASSETS:
Ratio of operating expenses to average net assets                       0%                    0%
Ratio of net investment income to average net assets                    0%                    0%
Ratio of operating expenses to average net assets without
      waivers and/or expense reimbursements                            786%                  786%
Portfolio turnover rate                                                 0%                    0%

(a)      The Henderson Japan-Asia Focus Fund commenced operations on January 31,
         2006.

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among six series.

The Henderson Japan-Asia Focus Fund (the "Fund") is a non-diversified separate series of the Trust. The Fund offers two classes of shares. Class A shares generally provide for a front-end sales charge and Class C shares provide for a contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

The financial statements of the five other series of the Trust, the Henderson European Focus Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, Henderson Income Advantage Fund and Henderson U.S. Core Growth Fund are presented in a separate semi annual report.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Short-term investments purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation for a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Fund. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the Fund's understanding of the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arragements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. The Fund did not invest in forward foreign currency contracts during the period ended January 31, 2006.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis. The Fund began accruing expense on February 1, 2006.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of the Fund have been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that the Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund intends to utilize provisions of the federal income tax laws that allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At January 31, 2006, the Fund had no capital loss carry forwards for tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; they are reclassified within the capital accounts based on their federal tax-basis treatment.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Fund and receives a management fee for such services. The fee is calculated daily and paid monthly based on the Fund's average daily net assets at the following annual rates:

First $500 million          1.00%
Next $1 billion             0.90%
Over $1.5 billion           0.85%

Pursuant to an Expense Limitation Agreement, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets of the Fund. The agreement is effective through July 31, 2010 for the Fund. HGINA may recover from the

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses for the Fund is through January 31, 2009. The remaining amount of potentially recoverable expenses at January 31, 2006 for the Fund was $19,135.

Henderson Investment Management Limited ("HIML") is the sub-adviser for the Fund pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on the Fund's average daily net assets as set forth below at the following annual rates:

First $500 million          0.90%
Next $1 billion             0.80%
Over $1.5 billion           0.75%

The Fund bears a portion of the compensation paid to the Chief Compliance Officer of the Trust. That portion, when incurred, will be reflected as Chief Compliance Officer fees in the Statement of Operations.

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At January 31, 2006, HII owned 75,000 Class A shares and 5,000 Class C shares of the Fund.

NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Trustees who are not interested persons of the Trust receive from the Trust an annual retainer of $10,000 for service on the Board and $1,500 for services on the Valuation Committee. Each such Trustee also receives a fee of $3,000 for each Board meeting attended and $750 for each committee meeting (except Valuation Committee) attended on a day when the Trustee did not attend a Board meeting. The Independent Chairman of the Trust receives an annual supplemental retainer of $10,000. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Trustees' fees and Independent Chairman annual retainer compensation, when incurred, will be reflected as Trustees' fees in the Statement of Operations. None of the Trust's officers other than the Chief Compliance Officer is compensated by the Trust. Certain officers of the Trust are also officers of HGINA.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares and an annual fee of 1.00% of the average daily net assets attributable to its Class C shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Fund and its shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

The Fund commenced operations on January 31, 2006. There were no purchases and sales of investment securities for the Fund during the period ended January 31, 2006.

NOTE 7. SIGNIFICANT CONCENTRATIONS

The Fund expects to invest a substantial percentage of its assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Fund expects to invest in one country or geographic region. Investments in a single region, even though representing a number of different countries within that region, may be affected by common economic forces and other factors. This vulnerability to factors effecting the Japanese and Asian investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This Fund focuses on issuers in Japan and is particularly vulnerable to factors affecting the Japanese market.

The Fund may invest a high percentage of its net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector.

NOTE 8. BORROWING ARRANGEMENTS
The Trust has a $30 million credit facility, which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility during the period ended January 31, 2006.

NOTE 9. REDEMPTION FEE

The Fund may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Fund and not paid to HGINA or its affiliates. Redemption fees are included in redemptions on the Statements of Changes in Net Assets. There were no redemptions fees collected during the period ended January 31, 2006.

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
OTHER INFORMATION

PROXY VOTING POLICIES

The Fund is required to file with the Securities and Exchange Commission its proxy voting records for the 5-month period ending June 30, 2006 on Form N-PX, which must be filed each year by August 31. Form N-PX and a description of the Fund's proxy voting policies and procedures will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures will also be available without charge, upon request, by calling 866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Fund will file the April 30, 2006 Form N-Q with the Securities and Exchange Commission and it will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments will be available for review and copy at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 866.443.6337.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of Henderson Global Funds oversees the management of the Fund and, as required by law, investment advisory and the sub-advisory agreement for the Fund.

In connection with their consideration of those agreements for the Fund, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the "Adviser") and the sub-adviser in response to requests of the Independent Trustees and their counsel and discussed with representatives of management the operations of the Fund and the nature and quality of advisory and other services provided by the Adviser and sub-adviser to the Fund. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Trustees' responsibilities in evaluating the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and they also met separately in executive session with their counsel.

At a meeting held on December 20, 2005, based on their evaluation of the information provided by the Adviser and the sub-adviser and other information, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the sub-adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the investment advisory agreement and the sub-advisory agreement for the Fund through August 30, 2006, subject to earlier termination as provided in each agreement.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

1.   NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-adviser to be rendered to the Fund, taking into account the investment objective and strategy of the Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-adviser, especially the personnel who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by the Adviser and the sub-adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Fund and with applicable securities laws and regulations. The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser and sub-adviser to the Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services was expected to be consistent with or superior to quality norms in the industry and that the Fund was likely to benefit from the provision of those services. They also concluded that the Adviser and the sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their ability to attract and retain well-qualified personnel.

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
OTHER INFORMATION

2. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees examined information on the expected fees and expenses of the Fund in comparison to information for other comparable funds as provided by Lipper. The Trustees considered the methodology used by the sub-adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Fund's other service providers, trustee support, regulatory compliance and numerous other services.

The Trustees also considered the anticipated profitability (or loss) to the Adviser and its affiliates of their relationships with the Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by the Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-adviser, were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the expected overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services to be provided by the Adviser, and the expense limitation agreed to by the Adviser.

3.   ECONOMIES OF SCALE

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Fund increase. They noted that by virtue of the expense limitations, the Adviser is subsidizing the Fund because it has not reached adequate scale. The Trustees also noted that the Adviser had agreed to institute breakpoints in the fee schedules for the Fund thereby sharing more economies of scale with the Fund if the assets of the Fund increase significantly. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of the Fund was reasonable and that the current rates of fees do reflect a possible sharing between the Adviser and the Fund of economies of scale.

4.  OTHER BENEFITS TO THE ADVISER

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Fund.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory and sub-advisory agreement for the Fund was in the best interest of the Fund and its shareholders.

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
TRUSTEES AND OFFICERS  (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
Roland C. Baker, 67         Trustee         Since 2001    President and Chief Executive Officer,   Director, Ceres Group,
                                                          First Penn-Pacific Life Insurance        Inc. (life and health
                                                          Company (retired 2001, consultant to     insurance holding
                                                          financial services industry              company); Director,
                                                          thereafter).                             North American Company
                                                                                                   for Life and Health
                                                                                                   Insurance (a provider
                                                                                                   of life insurance,
                                                                                                   health insurance and
                                                                                                   annuities); Director,
                                                                                                   Golden State Mutual
                                                                                                   Life Insurance Co.
                                                                                                   (provider of life
                                                                                                   insurance and annuities
                                                                                                   to African Americans).
----------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 66          Chairman and    Since 2001    President, KCI Inc. (private             Chairman and Trustee,
                            Trustee                       s-corporation investing in non-public    Harris Insight Funds
                                                          investments.)                            Trust (19 portfolios);
                                                                                                   Director, Florida
                                                                                                   Office Property
                                                                                                   Company Inc. (real
                                                                                                   estate investment fund).
----------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley, 67        Trustee         Since 2002    Chairman, Chesley, Taft & Associates,    None.
                                                          LLC, since 2001; Vice Chairman,
                                                          ABN-AMRO, Inc. (a financial services
                                                          company), 1998-2001.
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:
----------------------------------------------------------------------------------------------------------------------------
Charles H. Wurtzebach(4),   Trustee         Since 2001    Managing Director, Henderson Global      None
56                                                        Investors (North America) Inc.
                                                          ("HGINA") since 1999.
----------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 39    Trustee and     Since 2001    Director, North American Retail          None
                            President                     Distribution, HGINA; Executive
                                                          Director, North American Business
                                                          Development, Henderson Investment
                                                          Management Limited.
----------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 46       Chief           Since 2005    Chief Compliance Officer, HGINA, 2005;   N/A
                            Compliance                    Chief Compliance Officer, Columbia
                            Officer                       Wanger Asset Management, L.P.,
                                                          2004-2005; Compliance Officer,
                                                          Treasurer and Chief Financial Officer,
                                                          Columbia Wanger Asset Management,
                                                          L.P., 2000; Assistant Treasurer,
                                                          Columbia Acorn Trust and Wanger
                                                          Advisors Trust, 1995-2005.
----------------------------------------------------------------------------------------------------------------------------


                                       12

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND
TRUSTEES AND OFFICERS  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Alanna N. Palmer, 30        Vice President  Since 2002    Associate Director, Head of Marketing    N/A
                                                          and Product Management, HGINA, since
                                                          2003 and Product Manager since 2001;
                                                          Assistant Secretary, The Brinson
                                                          Funds, 2000-2001; Associate Director,
                                                          UBS Brinson, 2000-2001.
----------------------------------------------------------------------------------------------------------------------------
Scott E. Volk, 34           Vice            Since 2001    Director, Retail Finance and             N/A
                            President                     Operations, HGINA, since 2002 and
                                                          Finance Manager 2001-2002; Vice
                                                          President, Financial Services, BISYS
                                                          Fund Services, 1999-2001.
----------------------------------------------------------------------------------------------------------------------------
Karen Buiter, 40            Treasurer       Since 2004    Operations Manager, HGINA, since 2004;   N/A
                                                          Assistant Controller, Code Hennessey &
                                                          Simmons, 2002-2004.
----------------------------------------------------------------------------------------------------------------------------
Kristen Nungesser, 25       Assistant       Since 2005    Operations Analyst, HGINA since 2005;    N/A
                            Treasurer                     Internal Audit, Wachovia Corporation,
                                                          2004-2005; Associate,
                                                          PricewaterhouseCoopers
                                                          LLP, 2002-2004.
----------------------------------------------------------------------------------------------------------------------------
Christopher K.              Secretary       Since 2004    Legal Counsel, HGINA, since 2004;        N/A
Yarbrough, 31                                             Attorney, Bell, Boyd & Lloyd LLC,
                                                          2000-2004.
----------------------------------------------------------------------------------------------------------------------------
Kristin E. Rice, 34         Assistant       Since 2005    Paralegal, HGINA.                        N/A
                            Secretary
----------------------------------------------------------------------------------------------------------------------------

1. Each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611. Age is as of January 31, 2006.

2.   Currently, all Trustees oversee all six series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON JAPAN-ASIA FOCUS FUND INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS - HENDERSON JAPAN-ASIA FOCUS FUND


TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Kenneth A. Kalina, Chief Compliance Officer
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Kristen Nungesser, Assistant Treasurer
Christopher K. Yarbrough, Secretary
Kristen E. Rice, Assistant Secretary

INVESTMENT ADVISOR
Henderson Global Investors (North America) Inc.
737 North Michigan Ave, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR MORE INFORMATION
Please call 1.866.4HENDERSON (1.866.443.6337)
or visit our website: www.hendersonglobalinvestors.com

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago IL, 60611

Foreside Fund Services, LLC, Distributor (March 2006)

The views expressed in this report are for the period covered by this report and are subject to change hereafter. This report is authorized for distribution only to shareholders and to others who have received a copy of the Fund's prospectus. Please read the prospectus carefully before investing.

ITEM 2. CODE OF ETHICS.

Not required.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)   Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 29, 2006

By:      /s/ Karen Buiter
         ----------------
         Karen Buiter
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    March 29, 2006